SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 / 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Jane Carten
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: November 30, 2017
Date of reporting period: May 31, 2017

Item 1. Report To Shareowners

Sextant Mutual Funds

Semi-Annual Report       May 31, 2017

Short-Term Bond	STBFX	Global High Income	SGHIX

Bond Income	SBIFX	Growth	SSGFX

Core	SCORX	International	SSIFX

Average Annual Total Returns as of June 30, 2017	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio¹

Sextant Short-Term Bond Fund (STBFX)	0.62%	0.99%	1.01%	2.27%	2.51%	0.90%
Citi USBIG Govt/Corp 1-3 Year Index	0.34%	0.91%	0.91%	2.27%	2.59%	n/a

Sextant Bond Income Fund (SBIFX)	-0.36%	2.67%	2.55%	4.48%	4.36%	0.76%
Citi US Broad Investment-Grade Bond Index	-0.28%	2.49%	2.22%	4.57%	4.56%	n/a

Sextant Core Fund (SCORX)	7.64%	2.12%	5.20%	3.81%	n/a	0.80%
Dow Jones Moderate US Portfolio Index	10.35%	4.36%	7.86%	5.21%	7.35%	n/a

Sextant Global High Income Fund (SGHIX)	15.62%	1.83%	5.29%	n/a	n/a	0.92%
S&P Global 1200 Index	19.47%	5.97%	11.93%	4.65%	7.91%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	17.29%	5.01%	10.70%	5.61%	8.09%	0.76%
Sextant Growth Fund Z Shares (SGZFX)	n/a	n/a	n/a	n/a	n/a	0.51%
S&P 500 Index	17.90%	9.60%	14.61%	7.17%	8.34%	n/a

Sextant International Fund Investor Shares (SSIFX)	16.44%	0.86%	4.57%	1.80%	7.12%	1.00%
Sextant International Fund Z Shares (SIFZX)	n/a	n/a	n/a	n/a	n/a	0.75%
MSCI EAFE Index	20.83%	1.16%	9.17%	1.50%	6.78%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Z Shares of Sextant Growth and International Funds began operations June 2, 2017 and consequently do not have standardized returns to report.

A note about risk: Please see Notes to Financial Statements beginning on page 46 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated June 2, 2017, and incorporate results for the fiscal year ended November 30, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Expense ratios presented for Sextant Short-Term Bond, Sextant Bond Income, Sextant Core, and Sextant Global High Income Funds are restated to reflect to reflect the ending of the Distribution (12b-1) Fees, as approved by the Board of Trustees on March 14, 2017. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The Bloomberg Global High Yield Corporate Bond Index is a rules-based, market-value weighted index engineered to measure the non-investment grade, fixed-rate, taxable, global corporate bond market. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The Citi USBIG Govt/Corp Index 1-3 Year is a broad-based index of shorter-term investment grade US government and corporate bond prices. The Citi US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2017	Semi-Annual Report

Fellow Shareowners:

For the semi-annual period ended May 31, 2017, the S&P 500 provided a total return of 10.81%, while the more global MSCI EAFE Index, representing non-US developed markets, grew 18.33%. With equities generally outperforming bonds, our best-performing funds for the six months were Sextant Growth and Sextant International with total returns of 12.21% and 14.80%, respectively. Sextant Global High Income returned 8.64% and Sextant Core returned 7.86%. Sextant Bond Income returned 3.31% and Sextant Short-Term Bond returned 1.07%.

Assets of five of the six Sextant Funds increased over the past 6 months, and overall assets of the Funds now total $144 million.

Clean Shares

To help lower expenses in today's competitive mutual fund environment, the Board of Trustees eliminated the 12b-1 distribution plan expenses for the four smaller Sextant Funds and created a second "Z Class" share series without 12b-1 expenses for Sextant Growth and Sextant International. While the relatively small sizes of the Sextant Funds make it harder to minimize fixed operating expenses, the Funds' annualized expense ratios during the period were in the range of 0.75% to 1.16%.

Board Updates

On June 20, 2017, the Saturna Investment Trust, which includes the Sextant, Saturna Sustainable, and Idaho Tax-Exempt Funds, held a shareowner meeting to elect trustees to the board. Founding Trustee and Board Chairman John Love, Trustee and Board President Nick Kaiser, and Trustee Herb Grubel retired from the Board. We wholeheartedly thank each of them for their long and dedicated service. Trustees Gary Goldfogel and Ron Fielding continue serving, joined by new Trustees Marina Adshade, Jane Carten, Jim McKinney, and Sarah Rothenbuhler. Please see page 53 for further details about the election results.

Morningstar Awards Sextant Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds premiered in March of 2016, giving investors around the world a way to compare fund portfolios based on a standardized measure of sustainability. These ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Investors are cautioned, however, that more than 100 vendors offer "sustainable" investments data, and that no single global measurement yet prevails. While the Sextant Funds do not have specific sustainability mandates, our Funds fared very well. See page 5 for the details.

Going Forward

Grand plans to revamp the Affordable Care Act, enact wide-ranging tax reform, and rebuild America's physical infrastructure have failed to materialize in the six months since the inauguration of the new administration, yet stock markets seem barely to have noticed. Perhaps investors retain confidence that the Republican majority can eventually pull together to put its various plans into action, or perhaps they believe, as did Thoreau "That government is best which governs least."

In place of government action, we have seen excellent corporate earnings performances, to some extent assisted by the strengthening of foreign currencies, particularly the euro, against the dollar in the first half of the year. That may seem strange given that the United States has exited its period of quantitative easing, while Europe remains fully committed to extraordinary monetary policy. A more positive economic outlook in Europe combined with doubts over the US government's ability to act, seem to be driving recent foreign exchange developments.

Regardless of developments in Washington, D.C., there are exciting developments in the private sector. In technology, we see the nexus of big data, more powerful chips, and artificial intelligence affecting

(photo omitted)

Semi-Annual Report	May 31, 2017	3

everything from your daily drive to drug discovery. And speaking of drug discovery, the development of immuno-oncology drugs and the application of genetic analysis to individually tailor drugs opens the possibility of addressing many previously untreatable afflictions. Technology and health care are two areas in which the Sextant Funds actively invest.

Going forward, the Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term, and long-term fixed income options. This array of portfolios seeks to serve our investors in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Respectfully,

(photo omitted)

Jane Carten,
President & Portfolio Manager

(photo omitted)

Gary Goldfogel,
Independent Board Chairman

Sextant Funds Portfolio Management
(photo omitted)	Nicholas Kaiser MBA, CFA® Sextant International Fund Portfolio Manager	(photo omitted)	Phelps McIlvaine Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Core Fund Portfolio Manager
(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager Sextant International Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Sextant Global High Income Fund Portfolio Manager
(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Global High Income Fund Deputy Portfolio Manager	(photo omitted)	Tyler Howard MBA, CFA® Sextant Growth Fund Deputy Portfolio Manager
		(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Portfolio Manager

4	May 31, 2017	Semi-Annual Report

Morningstar Sustainability Ratings™

As of May 31, 2017

At Saturna Capital, we describe ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ — here are Sextant Funds' recent results:

Sextant International Fund		Sextant Core Fund
SSIFX	Ø Ø Ø Ø Ø	SCORX	Ø Ø Ø Ø Ø
2nd percentile among 592 Foreign Large Blend Funds		3rd percentile among 727 Allocation 50%-70% Equity Funds

Sextant Short-Term Bond Fund		Sextant Growth Fund
STBFX	Ø Ø Ø Ø Ø	SSGFX	Ø Ø Ø Ø Ø
19th percentile among 451 Short-Term Bond Funds		11th percentile among 1,284 Large Growth Funds

Sextant Global High Income Fund		The Sextant Bond Income Fund has not yet received a Morningstar Sustainability Rating.
SGHIX	Ø Ø Ø Ø Ø
85th percentile among 389 World Allocation Funds

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2017 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratingsare as of May 31, 2017. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Sextant International Fund	92%
Sextant Core Fund	81%
Sextant Short-Term Bond Fund	67%
Sextant Growth Fund	93%
Sextant Global High Income Fund	60%

The Morningstar Portfolio Sustainability Scores and Morningstar Sustainability Ratings are new. The Fund's portfolio is actively managed and is subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Semi-Annual Report	May 31, 2017	5

Average Annual Total Returns as of May 31, 2017	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio¹

Sextant Short-Term Bond Fund (STBFX)	1.16%	0.98%	1.01%	2.31%	2.58%	1.15%
Citi USBIG Govt/Corp 1-3 Year Index	0.95%	0.91%	0.92%	2.32%	2.64%	n/a

Sextant Bond Income Fund (SBIFX)	2.50%	2.67%	2.43%	4.45%	4.46%	1.01%
Citi US Broad Investment-Grade Bond Index	1.64%	2.54%	2.25%	4.55%	4.62%	n/a

Sextant Core Fund (SCORX)	7.48%	2.44%	5.39%	3.69%	n/a	1.05%
Dow Jones Moderate US Portfolio Index	10.90%	4.88%	8.31%	5.11%	7.09%	n/a

Sextant Global High Income Fund (SGHIX)	18.87%	2.28%	6.00%	n/a	n/a	1.17%
S&P Global 1200 Index	17.92%	6.41%	12.93%	4.55%	7.45%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	14.71%	5.45%	11.18%	5.34%	7.51%	0.76%
S&P 500 Index	17.47%	10.12%	15.41%	6.93%	7.76%	n/a

Sextant International Fund Investor Shares (SSIFX)	16.33%	2.31%	5.49%	1.87%	6.77%	1.00%
MSCI EAFE Index	17.00%	2.00%	10.70%	1.53%	6.51%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

¹ Expense ratios shown in this table are as stated in the Funds' prospectus dated March 27, 2017, and incorporate results for the fiscal year ended November 30, 2016. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Ratios are gross rather than net, as they do not include the effects of expense limitations and similar reductions to actual expenses.

Z Shares of the Sextant Growth and International Funds did not exist as of May 31, 2017, and therefore are not included in this table.

6	May 31, 2017	Semi-Annual Report

Sextant Short-Term Bond Fund

Performance Summary

Average Annual Total Returns as of May 31, 2017
	1 Year	5 Year	10 Year	15 Year	Expense Ratio¹
Sextant Short-Term Bond Fund	1.16%	1.01%	2.31%	2.58%	1.15%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	0.95%	0.92%	2.32%	2.64%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2007, to an identical amount invested in the Citi USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $12,566 versus $12,579 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ The expense ratio shown in this table is as stated in the Fund's prospectus dated March 27, 2017, and incorporates results for the fiscal year ended November 30, 2016 (before fee waivers). The net expense ratio, after fee waivers, shown in the prospectus was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems (4.75% due 02/01/2020)	4.0%	Consumer Discretionary	19.5%	█
Gilead Sciences (2.55% due 09/01/2020)	3.9%	Financials	16.2%	█
Abbott Laboratories (4.125% due 05/27/2020)	3.9%	Health Care	15.3%	█
Snap-On (6.70% due 03/01/2019)	3.7%	United States Treasury Notes	12.0%	█
Teva Pharmaceutical (3.65% 11/10/2021)	3.5%	Materials	10.6%	█
Alibaba Holding Group (3.125% 11/28/21)	3.4%	Technology	8.4%	█
BHP Billiton Fin USA (6.50% due 4/01/2019)	3.3%	Utilities	5.3%	█
Emerson Electric (4.875% due 10/15/19)	3.2%	Industrials	4.6%	█
United States Treasury Note (2.00% due 09/30/2020)	2.9%	Energy	2.8%	█
United States Treasury Note (2.25% due 07/31/2018)	2.9%	Other assets (net of liabilities)	5.3%	█

Semi-Annual Report	May 31, 2017	7

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2017
Corporate Bonds — 82.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Alibaba Holding Group	3.125% due 11/28/2021	$350,000	$356,770	3.4%
American Honda	1.50% due 09/11/2017	250,000	250,131	2.4%
Cintas No. 2	6.125% due 12/01/2017	270,000	276,311	2.7%
Ford Motor Credit	3.157% due 8/4/2020	250,000	254,505	2.5%
International Game Technology	7.50% due 06/15/2019	250,000	273,125	2.6%
Snap-On	6.70% due 03/01/2019	350,000	379,289	3.7%
Toyota Motor Credit	1.25% due 10/05/2017	226,000	225,963	2.2%

		1,946,000	2,016,094	19.5%

Energy

Statoil	5.25% due 04/15/2019	274,000	290,896	2.8%

		274,000	290,896	2.8%

Financials

Berkshire Hathaway Finance	2.00% due 08/15/2018	300,000	302,247	2.9%
BNP Paribas	2.375% due 09/14/2017	250,000	250,684	2.4%
Broadridge Financial	6.125% due 06/01/2017	275,000	275,000	2.7%
Camden Property Trust	4.625% due 6/15/2021	275,000	294,881	2.9%
General Electric Capital	5.625% due 09/15/2017	250,000	252,935	2.4%
Jeffries Group	8.50% due 07/15/2019	265,000	298,692	2.9%

		1,615,000	1,674,439	16.2%

Health Care

Abbott Laboratories	4.125% due 05/27/2020	375,000	396,932	3.9%
AbbVie	2.50% due 05/14/2020	250,000	253,028	2.5%
AstraZeneca	2.375% due 11/16/2020	155,000	156,669	1.5%
Gilead Sciences	2.55% due 09/01/2020	400,000	406,439	3.9%
Teva Pharmaceutical	3.65% due 11/10/2021	350,000	362,782	3.5%

		1,530,000	1,575,850	15.3%

Industrials

Emerson Electric	4.875% due 10/15/19	310,000	332,406	3.2%
Union Pacific	7.875% due 01/15/2019	127,000	139,170	1.4%

		437,000	471,576	4.6%

Materials

Air Products & Chemicals	1.20% due 10/15/2017	250,000	249,881	2.4%
BHP Billiton Fin USA	6.50% due 4/01/2019	315,000	342,462	3.3%
Potash	3.25% due 12/01/2017	250,000	251,682	2.5%
Sherwin Williams	1.35% due 12/15/2017	250,000	249,805	2.4%

		1,065,000	1,093,830	10.6%

Continued on next page.

8	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2017
Corporate Bonds — 82.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Adobe Systems	4.75% due 02/01/2020	$379,000	$408,569	4.0%
Oracle	5.75% due 04/15/2018	250,000	259,088	2.5%
Xilinx	2.125% due 03/15/2019	200,000	201,170	1.9%

		829,000	868,827	8.4%

Utilities

Georgia Power	5.70% due 06/01/2017	250,000	250,000	2.4%
LaClede Gas	2.00% due 08/15/2018	300,000	299,869	2.9%

		550,000	549,869	5.3%

Total Corporate Bonds		$8,246,000	$8,541,381	82.7%

Government Bonds — 12.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	2.50% due 06/30/2017	$143,000	$143,198	1.4%
United States Treasury Note	2.75% due 12/31/2017	142,000	143,298	1.4%
United States Treasury Note	2.625% due 01/31/2018	141,000	142,366	1.4%
United States Treasury Note	2.25% due 07/31/2018	300,000	303,539	2.9%
United States Treasury Note	2.75% due 02/15/2019	200,000	205,047	2.0%
United States Treasury Note	2.00% due 09/30/2020	300,000	304,676	2.9%

		1,226,000	1,242,124	12.0%

Total investments	(Cost = $9,788,639)	$9,472,000	9,783,505	94.7%
Other assets (net of liabilities)			546,430	5.3%
Total net assets			$10,329,935	100.0%

Bond Quality Diversification
% of Total Net Assets
Rated "Aaa"	12.0%	█
Rated "Aa2"	2.9%	█
Rated "Aa3"	5.0%	█
Rated "A1"	16.0%	█
Rated "A2"	9.3%	█
Rated "A3"	24.0%	█
Rated "Baa1"	5.2%	█
Rated "Baa2"	8.5%	█
Rated "Baa3"	9.2%	█
Rated "Ba2"	2.6%	█
Other assets (net of liabilities)	5.3%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	9

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $9,788,639)	$9,783,505
Cash	423,280
Interest receivable	103,762
Receivable for Fund shares sold	17,802
Other assets	3,581
Receivable from adviser	800
Total assets	10,332,730
Liabilities
Accrued retirement plan custodial fees	1,588
Accrued distribution fees	706
Accrued Chief Compliance Officer expenses	460
Distributions payable	41
Total liabilities	2,795
Net Assets	$10,329,935

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$10,329,272
Undistributed net investment income	1,174
Accumulated net realized gain	4,623
Unrealized net depreciation on investments	(5,134)
Net assets applicable to Fund shares outstanding	$10,329,935

Fund shares outstanding	2,049,520

Net asset value, offering, and redemption price per share	$5.04

Statement of Operations
Period ended May 31, 2017

Investment income
Interest income	$109,582
Total investment income	109,582
Expenses
Investment adviser fees	26,187
Distribution fees	13,094
Filing and registration fees	9,221
Audit fees	5,374
Retirement plan custodial fees	1,767
Chief Compliance Officer expenses	1,363
Printing and postage	1,078
Trustee fees	1,029
Other expenses	818
Legal fees	610
Custodian fees	245
Total gross expenses	60,786
Less adviser fees waived	(21,048)
Less custodian fee credits	(245)
Net expenses	39,493
Net investment income	$70,089

Net realized gain from investments	$4,623
Net increase in unrealized depreciation on investments	28,494
Net gain on investments	$33,117

Net increase in net assets resulting from operations	$103,206

10	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2017	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$70,089	$84,145
Net realized gain on investment	4,623	6,043
Net increase (decrease) in unrealized depreciation	28,494	(14,623)
Net increase in net assets	103,206	75,565
Distributions to shareowners from
Net investment income	(70,089)	(84,169)
Total distributions	(70,089)	(84,169)
Capital share transactions
Proceeds from sales of shares	623,391	4,019,356
Value of shares issued in reinvestment of dividends	69,828	83,674
Cost of shares redeemed	(722,799)	(1,256,339)
Total capital shares transactions	(29,580)	2,846,691
Total increase in net assets	3,537	2,838,087

Net assets
Beginning of period	10,326,398	7,488,311
End of period	10,329,935	10,326,398

Undistributed net investment income	$1,174	$1,174

Shares of the Fund sold and redeemed
Number of shares sold	123,930	796,015
Number of shares issued in reinvestment of dividends	13,877	16,602
Number of shares redeemed	(143,703)	(249,169)
Net increase (decrease) in number of shares outstanding	(5,896)	563,448

Financial Highlights	Period ended	Year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2017	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.02	$5.02	$5.04	$5.05	$5.07	$5.10
Income from investment operations
Net investment income	0.03	0.05	0.05	0.06	0.06	0.07
Net gains (losses) on securities (both realized and unrealized)	0.02	0.00A	(0.02)	(0.01)	(0.02)	(0.03)
Total from investment operations	0.05	0.05	0.03	0.05	0.04	0.04
Less distributions
Dividends (from net investment income)	(0.03)	(0.05)	(0.05)	(0.06)	(0.06)	(0.07)
Total distributions	(0.03)	(0.05)	(0.05)	(0.06)	(0.06)	(0.07)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	-	0.00A

Net asset value at end of period	$5.04	$5.02	$5.02	$5.04	$5.05	$5.07

Total return	1.07%B	1.06%	0.67%	0.94%	0.82%	0.89%

Ratios / supplemental data
Net assets ($000), end of period	$10,330	$10,326	$7,488	$7,674	$7,307	$6,689
Ratio of expenses to average net assets
Before fee waivers	1.16%C	1.15%	1.21%	1.29%	1.14%	1.26%
After fee waivers	0.76%C	0.76%	0.76%	0.76%	0.76%	0.76%
After fee waivers and custodian fee credits	0.75%C	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.34%C	1.05%	1.06%	1.14%	1.20%	1.47%
Portfolio turnover rate	13%B	11%	13%	14%	50%	26%
A Amount is less than $0.01 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	11

Sextant Bond Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2017
	1 Year	5 Year	10 Year	15 Year	Expense Ratio¹
Sextant Bond Income Fund	2.50%	2.43%	4.45%	4.46%	1.01%
Citigroup Broad Investment Grade Bond Index	1.64%	2.25%	4.55%	4.62%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2007, to an identical amount invested in the Citi US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $15,448 versus $15,606 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ The expense ratio shown in this table is as stated in the Fund's prospectus dated March 27, 2017, and incorporates results for the fiscal year ended November 30, 2016 (before fee waivers). The net expense ratio, after fee waivers, shown in the prospectus was 0.88%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Bond (5.375% due 02/15/2031)	5.9%	Municipal General Obligation	16.0%	█
Apple (4.50% due 02/23/2036)	4.3%	Health Care	13.2%	█
Intel (4.00% due 12/15/2032)	4.2%	United States Treasury Bonds	12.9%	█
Microsoft (4.20% due 11/03/2035)	4.1%	Technology	12.6%	█
Cincinnati Financial (6.92% due 05/15/2028)	3.6%	Energy	9.3%	█
United States Treasury Bond (6.125% 08/15/2029)	3.4%	Financials	9.0%	█
Statoil ASA (Norsk Hydro Yankee) (7.15% due 01/15/2029)	3.3%	Utilities	7.1%	█
Puget Sound Energy (7.02% due 12/01/2027)	3.3%	Municipal Revenue	4.8%	█
Becton Dickinson (6.70% due 08/01/2028)	3.2%	Industrials	4.6%	█
Merck & Co. (Schering) (6.50% due 12/01/2033)	3.1%	Consumer Staples	2.9%	█
		Consumer Discretionary	2.7%	█
		Foreign Government Bonds	2.4%	█
		Materials	0.6%	█
		Other assets (net of liabilities)	1.9%	█

12	May 31, 2017	Semi-Annual Report

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2017
Corporate Bonds — 62.0%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

VF	6.00% due 10/15/2033	$200,000	$244,155	2.7%

		200,000	244,155	2.7%

Consumer Staples

Unilever Capital	5.90% due 11/15/2032	200,000	264,012	2.9%

		200,000	264,012	2.9%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	125,766	1.3%
Canadian Natural Resources	6.45% due 06/30/2033	225,000	264,577	2.9%
ConocoPhillips	6.00% due 01/15/2020	150,000	165,587	1.8%
Statoil ASA (Norsk Hydro Yankee)	7.15% due 01/15/2029	224,000	303,102	3.3%

		699,000	859,032	9.3%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	249,148	2.7%
Cincinnati Financial	6.92% due 05/15/2028	250,000	325,932	3.6%
UBS AG Stamford CT	7.75% due 09/01/2026	200,000	251,193	2.7%

		700,000	826,273	9.0%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	288,554	3.2%
Johnson & Johnson	4.95% due 05/15/2033	226,000	270,057	2.9%
Merck & Co. (Schering)	6.50% due 12/01/2033	215,000	287,444	3.1%
Pharmacia	6.50% due 12/01/2018	100,000	107,184	1.2%
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	259,130	2.8%

		1,031,000	1,212,369	13.2%

Industrials

Boeing	6.125% due 02/15/2033	215,000	281,242	3.1%
Deere & Co.	8.10% due 05/15/2030	95,000	138,946	1.5%

		310,000	420,188	4.6%

Materials

Air Products & Chemicals	8.75% due 04/15/2021	50,000	58,866	0.6%

		50,000	58,866	0.6%

Continued on next page.

Semi-Annual Report	May 31, 2017	13

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2017
Corporate Bonds — 62.0%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Apple	4.50% due 02/23/2036	$350,000	$389,951	4.3%
Intel	4.00% due 12/15/2032	360,000	388,659	4.2%
Microsoft	4.20% due 11/03/2035	350,000	376,741	4.1%

		1,060,000	1,155,351	12.6%

Utilities

Entergy Louisiana	5.40% due 11/01/2024	200,000	231,686	2.5%
Florida Power & Light	5.95% due 10/01/2033	100,000	125,287	1.3%
Puget Sound Energy	7.02% due 12/01/2027	237,000	300,432	3.3%

		537,000	657,405	7.1%

Total Corporate Bonds		$4,787,000	$5,697,651	62.0%

Government Bonds —15.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	175,000	$220,191	2.4%

		175,000	220,191	2.4%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	221,372	2.4%
United States Treasury Bond	6.125% due 08/15/2029	225,000	316,336	3.4%
United States Treasury Bond	6.25% due 05/15/2030	75,000	107,924	1.2%
United States Treasury Bond	5.375% due 02/15/2031	400,000	543,078	5.9%

		870,000	1,188,710	12.9%

Total Government Bonds		$1,045,000	$1,408,901	15.3%

Municipal Bonds — 20.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	$250,000	$270,652	2.9%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	223,748	2.4%
Dupage Co. IL SCD #502	5.50% due 01/01/2026	150,000	157,903	1.7%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	193,552	2.1%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	161,642	1.8%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	218,440	2.4%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	249,768	2.7%

		1,370,000	1,475,705	16.0%

Continued on next page.

14	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2017
Municipal Bonds — 20.8%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Revenue

Johnson Co. KS Bldg. Ls./Pr. REV. BAB	4.60% due 09/01/2026	$250,000	$253,965	2.8%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	186,605	2.0%

		410,000	440,570	4.8%

Total Municipal Bonds		$1,780,000	$1,916,275	20.8%

Total investments	(Cost = $8,688,684)	$7,612,000	9,022,827	98.1%
Other assets (net of liabilities)			170,991	1.9%
Total net assets			$9,193,818	100.0%

Bond Quality Diversification
% of Total Net Assets
Rated "Aaa"	22.7%	█
Rated "Aa1"	7.8%	█
Rated "Aa2"	6.6%	█
Rated "Aa3"	3.3%	█
Rated "A1"	11.4%	█
Rated "A2"	13.1%	█
Rated "A3"	9.0%	█
Rated "Baa1"	1.3%	█
Rated "Baa2"	10.5%	█
Rated "Baa3"	2.9%	█
Not rated	9.5%	█
Other assets (net of liabilities)	1.9%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	May 31, 2017	Semi-Annual Report	15

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $8,688,684)	$9,022,827
Cash	56,033
Interest receivable	111,402
Prepaid expenses	4,299
Receivable for Fund shares sold	1,072
Insurance reserve premium	400
Receivable from adviser	74
Total assets	9,196,107
Liabilities
Accrued other expenses	1,205
Accrued distribution fees	629
Accrued Chief Compliance Officer expenses	444
Payable for Fund shares redeemed	11
Total liabilities	2,289
Net assets	$9,193,818

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,936,616
Undistributed net investment income	(2)
Accumulated net realized loss	(76,939)
Unrealized net appreciation on investments	334,143
Net assets applicable to Fund shares outstanding	$9,193,818

Fund shares outstanding	1,782,571

Net asset value, offering, and redemption price per share	$5.16

Statement of Operations
Period ended May 31, 2017

Investment income
Interest income	$180,829
Total investment income	180,829
Expenses
Investment adviser fees	19,253
Distribution fees	11,539
Filing and registration fees	10,629
Audit fees	3,354
Trustee fees	1,611
Chief Compliance Officer expenses	1,488
Retirement plan custodial fees	1,360
Printing and postage	1,358
Other expenses	699
Legal fees	315
Custodian fees	221
Total gross expenses	51,827
Less adviser fees waived	(9,879)
Less custodian fee credits	(221)
Net expenses	41,727
Net investment income	$139,102

Net realized loss from investments	$(28,742)
Net increase in unrealized appreciation on investments	199,599
Net gain on investments	$170,857

Net increase in net assets resulting from operations	$309,959

16	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2017	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$139,102	$256,447
Net realized loss on investment	(28,742)	(27,730)
Net increase (decrease) in unrealized appreciation	199,599	(60,674)
Net increase in net assets	309,959	168,043
Distributions to shareowners from
Net investment income	(139,104)	(256,646)
Total distribution	(139,104)	(256,646)
Capital share transactions
Proceeds from sales of shares	869,172	2,893,733
Value of shares issued in reinvestment of dividends	138,597	256,111
Cost of shares redeemed	(1,688,144)	(1,355,942)
Total capital share transactions	(680,375)	1,793,902
Total increase (decrease) in net assets	(509,520)	1,705,299

Net assets
Beginning of period	9,703,338	7,998,039
End of period	9,193,818	9,703,338

Undistributed net investment income	$(2)	$-

Shares of the Fund sold and redeemed
Number of shares sold	170,861	549,472
Number of shares issued in reinvestment of dividends	27,170	49,249
Number of shares redeemed	(330,939)	(260,805)
Net increase (decrease) in number of shares outstanding	(132,908)	337,916

Financial Highlights	Period ended	Year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2017	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.07	$5.07	$5.26	$5.05	$5.41	$5.19
Income from investment operations
Net investment income	0.08	0.15	0.17	0.16	0.17	0.17
Net gains (losses) on securities (both realized & unrealized)	0.09	0.00A	(0.19)	0.21	(0.36)	0.22
Total from investment operations	0.17	0.15	(0.02)	0.37	(0.19)	0.39
Less distributions
Dividends (from net investment income)	(0.08)	(0.15)	(0.17)	(0.16)	(0.17)	(0.17)
Total distributions	(0.08)	(0.15)	(0.17)	(0.16)	(0.17)	(0.17)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	-	-

Net asset value at end of period	$5.16	$5.07	$5.07	$5.26	$5.05	$5.41

Total return	3.31%B	2.91%	(0.47)%	7.40%	(3.59)%	7.64%

Ratios / supplemental data
Net assets ($000), end of period	$9,194	$9,703	$7,998	$7,967	$7,117	$7,922
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.12%C	1.01%	1.03%	1.27%	1.12%	1.36%
After fee waivers	0.91%C	0.89%	0.90%	0.91%	0.90%	0.91%
After fee waivers and custodian fee credits	0.90%C	0.88%	0.90%	0.90%	0.89%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.01%C	2.85%	3.21%	3.07%	3.23%	3.23%
Portfolio turnover rate	4%B	11%	4%	13%	8%	6%
A Amount is less than $0.01 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	17

Sextant Core Fund

Performance Summary

Average Annual Total Returns as of May 31, 2017
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Core Fund	7.48%	5.39%	3.69%	1.05%
Dow Jones Moderate US Portfolio Index	10.90%	8.31%	5.11%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2007 to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $14,362 versus $16,470 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ The expense ratio shown in this table is as stated in the Fund's prospectus dated March 27, 2017, and incorporates results for the fiscal year ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	3.3%	4.6%
Consumer Discretionary	5.4%	3.3%
Consumer Staples	8.1%	n/a
Energy	4.8%	n/a
Financials	8.0%	6.3%
Municipal General Obligation Bonds	n/a	3.1%
Health Care	7.8%	3.3%
Industrials	5.8%	n/a
Materials	7.6%	1.0%
Municipal Revenue Bonds	n/a	2.0%
Technology	15.3%	0.9%
United States Treasury Notes	n/a	5.8%
Utilities	1.6%	n/a
Total	67.7%	30.3%

Top 10 Holdings
% of Total Net Assets
NXP Semiconductors	2.4%
Gilead Sciences (3.70% 04/01/2024)	2.4%
Nestle ADR	2.3%
United States Treasury Note (2.00% 11/30/2022)	2.3%
Lowe's	2.2%
Apple	2.1%
United States Treasury Note (2.125% 8/31/2020)	1.9%
Vodafone (4.625% 07/15/2018)	1.9%
Jefferies Group (5.125% 04/13/2018)	1.9%
PepsiCo	1.8%

Asset Allocation
% of Total Net Assets
Equity Securities	67.7%	█
Fixed Income Securities	30.3%	█
Other assets (net of liabilities)	2.0%	█

18	May 31, 2017	Semi-Annual Report

Sextant Core Fund

Schedule of Investments					As of May 31, 2017
Common Stocks — 67.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Alphabet, Class A²	200	$157,088	$197,418	United States	1.8%

Telecom Carriers
China Mobile ADS	3,100	167,063	170,841	China	1.5%

		324,151	368,259		3.3%

Consumer Discretionary

Airlines
Delta Air Lines	2,500	105,472	122,825	United States	1.1%

Apparel, Footwear & Accessory Design
VF	2,300	125,359	123,740	United States	1.1%

Home Products Stores
Lowe's	3,000	140,347	236,310	United States	2.2%

Specialty Apparel Stores
Ross Stores	1,670	110,221	106,746	United States	1.0%

		481,399	589,621		5.4%

Consumer Staples

Beverages
PepsiCo	1,750	138,823	204,523	United States	1.8%

Food & Drug Stores
CVS Health	1,300	103,736	99,879	United States	0.9%

Household Products
Procter & Gamble	2,000	151,282	176,180	United States	1.6%
Unilever ADS	2,900	102,757	161,298	United Kingdom	1.5%
		254,039	337,478		3.1%

Packaged Food
Nestle ADS	3,000	222,189	255,480	Switzerland	2.3%

		718,787	897,360		8.1%

Energy

Exploration & Production
Anadarko Petroleum	1,600	103,724	80,848	United States	0.7%
CNOOC Limited ADR	640	80,876	72,166	China	0.7%
ConocoPhillips	2,240	114,403	100,106	United States	0.9%
Devon Energy	2,570	157,089	87,329	United States	0.8%
		456,092	340,449		3.1%

Integrated Oils
Total ADS	2,310	123,883	120,813	France	1.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	19

Sextant Core Fund

Schedule of Investments
Common Stocks — 67.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy (continued)

Oil & Gas Services & Equip
National Oilwell Varco	2,120	$84,252	$69,260	United States	0.6%

		664,227	530,522		4.8%

Financials

Banks
Mitsubishi UFJ Financial ADR	21,450	137,152	133,419	Japan	1.2%
PNC Bank	1,590	115,896	188,733	United States	1.7%
Toronto-Dominion Bank	3,715	150,875	177,206	Canada	1.6%
		403,923	499,358		4.5%

Consumer Finance
Ally Financial	6,600	134,777	122,364	United States	1.1%

Diversified Banks
JP Morgan Chase	1,470	127,968	120,760	United States	1.1%

P&C Insurance
Chubb	990	131,269	141,758	Switzerland	1.3%

		797,937	884,240		8.0%

Health Care

Biotech
Amgen	850	134,388	131,954	United States	1.2%

Large Pharma
Johnson & Johnson	1,200	91,914	153,900	United States	1.4%
Merck & Co	1,900	116,698	123,709	United States	1.1%
Novo Nordisk ADR	2,000	18,098	84,740	Denmark	0.8%
Pfizer	4,020	128,276	131,253	United States	1.2%
		354,986	493,602		4.5%

Life Science Equipment
Abbott Laboratories	2,700	97,631	123,282	United States	1.1%
Alere²	2,300	112,143	111,573	United States	1.0%
		209,774	234,855		2.1%

		699,148	860,411		7.8%

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	1,000	51,734	132,990	United States	1.2%
Johnson Controls International	2,800	115,584	116,928	United States	1.1%
		167,318	249,918		2.3%

Factory Automation Equipment
Sensata Technologies Holding²	3,300	138,635	133,419	United States	1.2%

Continued on next page.

20	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments					As of May 31, 2017
Common Stocks — 67.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Industrials (continued)

Flow Control Equipment
Parker Hannifin	850	$81,846	$133,850	United States	1.2%

Rail Freight
Canadian National Railway	1,600	40,237	123,888	Canada	1.1%

		428,036	641,075		5.8%

Materials

Agricultural Chemicals
Monsanto	750	87,705	88,065	United States	0.8%

Basic & Diversified Chemicals
Praxair	1,000	79,815	132,290	United States	1.2%

Containers & Packaging
3M	975	83,159	199,358	United States	1.8%

Non-Wood Building Materials
Carlisle	1,200	127,355	121,596	United States	1.1%

Specialty Chemicals
PPG Industries	1,000	107,915	106,360	United States	1.0%
RPM International	3,500	110,094	189,805	United States	1.7%
		218,009	296,165		2.7%

		596,043	837,474		7.6%

Technology

Application Software
SAP SE ADR	1,800	150,685	193,608	Germany	1.7%
Tencent Holdings ADR	2,100	67,036	72,345	China	0.7%
		217,721	265,953		2.4%

Communications Equipment
Apple	1,500	143,273	229,140	United States	2.1%

Computer Hardware & Storage
HP	8,000	118,990	150,080	United States	1.4%

Infrastructure Software
CA	3,500	110,272	111,195	United States	1.0%
Oracle	2,000	74,000	90,780	United States	0.8%
		184,272	201,975		1.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	21

Sextant Core Fund

Schedule of Investments					As of May 31, 2017
Common Stocks — 67.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology (continued)

Semiconductor Devices
Infineon Technologies ADR	5,275	$99,910	$116,841	Germany	1.1%
Intel	3,100	109,565	111,941	United States	1.0%
NXP Semiconductors²	2,400	236,219	263,760	Netherlands	2.4%
Xilinx	2,500	101,992	166,775	United States	1.5%
		547,686	659,317		6.0%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	5,000	80,820	176,800	Taiwan	1.6%

		1,292,762	1,683,265		15.3%

Utilities

Integrated Utilities
NextEra Energy	1,250	90,644	176,800	United States	1.6%

		90,644	176,800		1.6%

Total Common Stocks		$6,093,134	$7,469,027		67.7%

Bond Quality Diversification
% of Total Net Assets
Rated "Aaa"	4.3%	█
Rated "Aa1"	5.6%	█
Rated "Aa2"	1.8%	█
Rated "Aa3"	1.1%	█
Rated "A1"	1.9%	█
Rated "A2"	2.4%	█
Rated "A3"	4.4%	█
Rated "Baa1"	1.9%	█
Rated "Baa2"	0.9%	█
Rated "Baa3"	1.9%	█
Rated "Ba3"	1.4%	█
Not rated	2.7%	█
Equity	67.7%	█
Other assets (net of liabilities)	2.0%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

22	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of May 31, 2017
Corporate Bonds — 19.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	5.00% due 03/30/2020	$100,000	$107,552	1.0%
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	196,858	1.7%
Vodafone	4.625% due 07/15/2018	200,000	206,173	1.9%

		450,000	510,583	4.6%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	148,875	1.4%
Stanford University	4.013% due 05/01/2042	100,000	108,165	1.0%
Walmart	1.95% due 12/15/2018	100,000	100,789	0.9%

		350,000	357,829	3.3%

Financials

Blackstone Holdings	5.875% due 03/15/2021	100,000	111,787	1.0%
General Electric Capital	5.35% due 04/15/2022	101,000	112,642	1.0%
HSBC Holdings	4.25% due 03/14/2024	150,000	155,959	1.4%
Jefferies Group	5.125% due 04/13/2018	200,000	205,515	1.9%
PartnerRe Finance	5.50% due 06/01/2020	100,000	109,220	1.0%

		651,000	695,123	6.3%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	101,563	0.9%
Gilead Sciences	3.70% due 04/01/2024	250,000	260,890	2.4%

		350,000	362,453	3.3%

Materials

Air Products & Chemicals	4.375% due 08/21/2019	100,000	105,650	1.0%

		100,000	105,650	1.0%

Technology

Cisco Systems	2.90% due 03/04/2021	100,000	103,165	0.9%

		100,000	103,165	0.9%

Total Corporate Bonds		$2,001,000	$2,134,803	19.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	23

Sextant Core Fund

Schedule of Investments				May 31, 2017
Government Bonds — 5.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	2.125% due 08/31/2020	$204,000	$207,992	1.9%
United States Treasury Note	2.00% due 11/30/2022	250,000	252,080	2.3%
United States Treasury Note	1.625% due 04/30/2023	106,000	104,369	0.9%
United States Treasury Note	2.00% due 05/31/2024	80,000	79,931	0.7%

		640,000	644,372	5.8%

Total Government Bonds		$640,000	$644,372	5.8%

Municipal Bonds — 5.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

City of Phoenix AZ	5.269% due 07/01/2034	$100,000	$119,328	1.1%
Lake Washington SCD #414 WA BAB	4.906% due 12/01/2027	100,000	108,172	1.0%
Skagit SCD #1	4.613% due 12/01/2022	100,000	108,726	1.0%

		300,000	336,226	3.1%

Revenue

New York City Housing Dev. Corp	2.65% due 05/01/2021	100,000	101,411	0.9%
Tacoma WA Elec. Sys. Revenue	5.966% due 01/01/2035	100,000	122,362	1.1%

		200,000	223,773	2.0%

Total Municipal Bonds		$500,000	559,999	5.1%

Total investments	(Cost $9,396,530)		10,808,201	98.0%
Other assets (net of liabilities)			217,013	2.0%
Total net assets			$11,025,214	100.0%
¹ Country of domicile ² Non-income producing security ADR: American Depositary Receipt

24	May 31, 2017	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $9,396,530)	$10,808,201
Cash	253,260
Receivable for security sales	398,307
Dividends and interest receivable	64,647
Receivable for Fund shares sold	4,101
Other assets	2,871
Total assets	11,531,387
Liabilities
Payable for security purchases	481,760
Payable for Fund shares redeemed	17,295
Accrued advisory fees	4,648
Accrued affiliate fees	1,715
Accrued distribution fees	755
Total liabilities	506,173
Net assets	$11,025,214

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$9,729,216
Undistributed net investment income	79,967
Accumulated net realized loss	(195,643)
Unrealized net appreciation on investments	1,411,674
Net assets applicable to Fund shares outstanding	$11,025,214

Fund shares outstanding	906,049

Net asset value, offering, and redemption price per share	$12.17

Statement of Operations
Period ended May 31, 2017

Investment income
Dividends (net of foreign tax of $6,096)	$69,622
Interest income	52,978
Total investment income	122,600
Expenses
Investment adviser fees	15,834
Distribution fees	12,421
Filing and registration fees	7,948
Audit fees	3,186
Chief Compliance Officer expenses	1,531
Trustee fees	1,484
Retirement plan custodial fees	1,408
Printing and postage	1,016
Other expenses	722
Legal fees	310
Custodian fees	254
Total gross expenses	46,114
Less custodian fee credits	(254)
Net expenses	45,860
Net investment income	$76,740

Net realized gain from investments and foreign currency	$22,199
Net increase in unrealized appreciation on investments and foreign currency	646,383
Net gain on investments	$668,582

Net increase in net assets resulting from operations	$745,322

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	25

Sextant Core Fund

Statements of Changes in Net Assets	Period ended May 31, 2017	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$76,740	$132,885
Net realized gain (loss) on investments	22,199	(218,437)
Net increase in unrealized appreciation	646,383	256,306
Net increase in net assets	745,322	170,754
Distributions to shareowners from
Net investment income	(129,063)	-
Total distributions	(129,063)	-
Capital share transactions
Proceeds from sales of shares	2,220,293	1,152,997
Value of shares issued in reinvestment of dividends	129,063	-
Cost of shares redeemed	(503,082)	(1,196,560)
Total capital share transactions	1,846,274	(43,563)
Total increase in net assets	2,462,533	127,191

Net assets
Beginning of period	8,562,681	8,435,490
End of period	11,025,214	8,562,681

Undistributed net investment income	$79,967	$132,290

Shares of the Fund sold and redeemed
Number of shares sold	189,840	102,497
Number of shares issued in reinvestment of dividends	11,302	-
Number of shares redeemed	(42,982)	(104,336)
Net increase (decrease) in number of shares outstanding	158,160	(1,839)

Financial Highlights	Period ended	Year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2017	2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.45	$11.25	$12.43	$11.78	$10.81	$10.35
Income from investment operations
Net investment income	0.08	0.18	0.18	0.21	0.20	0.14
Net gains (losses) on securities (both realized & unrealized)	0.81	0.02	(0.72)	0.78	0.98	0.46
Total from investment operations	0.89	0.20	(0.54)	0.99	1.18	0.60
Less distributions
Dividends (from net investment income)	(0.17)	-	(0.18)	(0.21)	(0.21)	(0.14)
Distributions (from capital gains)	-	-	(0.46)	(0.13)	-	-
Total distributions	(0.17)	-	(0.64)	(0.34)	(0.21)	(0.14)

Net asset value at end of period	$12.17	$11.45	$11.25	$12.43	$11.78	$10.81

Total return	7.86%A	1.78%	(4.38)%	8.41%	10.96%	5.75%

Ratios / supplemental data
Net assets ($000), end of period	$11,025	$8,563	$8,435	$8,656	$6,960	$7,119
Ratio of expenses to average net assets
Before custodian fee credits	0.93%B	1.05%	1.02%	1.17%	1.01%	1.32%
After custodian fee credits	0.92%B	1.04%	1.01%	1.16%	1.01%	1.32%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.54%B	1.52%	1.44%	1.88%	1.68%	1.29%
Portfolio turnover rate	18%A	39%	24%	14%	29%	19%
A Not annualized BAnnualized

26	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2017
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Global High Income Fund²	18.87%	6.00%	n/a	1.17%
S&P Global 1200 Index	17.92%	12.93%	4.55%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $12,835 versus $14,483 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ The expense ratio shown in this table is as stated in the Fund's prospectus, dated March 27, 2017, and incorporates results for the fiscal year ended November 30, 2016 (before fee waivers). The net expense ratio, after fee waivers, shown in the prospectus was 0.90%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	3.8%	5.3%
Consumer Discretionary	1.9%	5.0%
Consumer Staples	n/a	2.3%
Energy	10.8%	1.4%
Financials	4.5%	5.6%
Foreign Government Bonds	n/a	8.6%
Health Care	3.3%	n/a
Industrials	3.8%	2.6%
Materials	6.0%	3.0%
Municipal Revenue	n/a	3.3%
Technology	5.9%	3.6%
United States Treasury Bonds	n/a	7.8%
Utilities	n/a	1.3%
Total	40.0%	49.8%

Top 10 Holdings
% of Total Net Assets
United States Treasury Bond (6.125% due 11/15/2027)	7.8%
Microchip Technology	3.8%
Mexico Bonos Desarrollo (6.50% due 06/10/2021)	3.5%
T-Mobile (6.50% due 01/15/2026)	3.2%
Jefferies Group (5.125% due 01/20/2023)	3.1%
Itau Unibanco Holding ADR, Class A	2.7%
Burlington Northern Santa Fe (5.05% due 03/01/2041)	2.6%
Federal Republic of Brazil (5.05% due 03/01/2041)	2.6%
Royal Bank of Scotland (6.125% due 12/15/2022)	2.5%
Nokia (5.375% due 05/15/2019)	2.4%

Asset Allocation
% of Total Net Assets
Equity Securities	40.0%	█
Fixed Income Securities	49.8%	█
Other assets (net of liabilities)	10.2%	█

Semi-Annual Report	May 31, 2017	27

Sextant Global High Income Fund

Schedule of Investments					May 31, 2017
Common Stocks — 40.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
Orange ADR	10,000	$147,658	$175,400	France	2.0%
SK Telecom ADR	6,200	82,085	155,744	South Korea	1.8%

		229,743	331,144		3.8%

Consumer Discretionary

Apparel, Footwear, & Accessory Design
VF	3,000	163,483	161,400	United States	1.9%

		163,483	161,400		1.9%

Energy

Exploration & Production
CNOOC Limited ADR	1,700	260,828	191,692	China	2.2%
Goodrich Petroleum²	138	-	1,667	United States	0.0%³
		260,828	193,359		2.2%

Integrated Oils
Royal Dutch Shell ADR, Class A	3,800	241,426	206,758	Netherlands	2.3%
Statoil ADR	12,000	218,810	208,920	Norway	2.4%
Total ADR	3,800	202,606	198,740	France	2.3%
		662,842	614,418		7.0%

Oil & Gas Services & Equip
National Oilwell Varco	4,200	139,818	137,214	United States	1.6%

		1,063,488	944,991		10.8%

Financials

Banks
Skandinaviska Enskilda Banken, Class A	13,000	136,631	156,929	Sweden	1.8%

Diversified Banks
Itau Unibanco Holding ADR, Class A	22,000	207,301	240,020	Brazil	2.7%

		343,932	396,949		4.5%

Health Care

Large Pharma
GlaxoSmithKline ADR	3,100	143,250	137,113	United Kingdom	1.5%
Novartis ADR	1,900	110,053	155,363	Switzerland	1.8%

		253,303	292,476		3.3%

Continued on next page.

28	May 31, 2017	Semi-Annual Report

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2017
Common Stocks — 40.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Industrials

Infrastructure Construction
CCR	30,000	$174,956	$153,711	Brazil	1.7%
Hopewell Highway Infrastructure	325,000	168,010	181,801	China	2.1%

		342,966	335,512		3.8%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	8,000	221,690	132,160	Canada	1.5%

Base Metals
South 32 ADR	19,000	134,773	186,390	Australia	2.1%

Steel Raw Material Suppliers
BHP Billiton ADR	6,000	207,424	210,540	Australia	2.4%

		563,887	529,090		6.0%

Technology

Computer Hardware & Storage
HP	10,000	151,598	187,600	United States	2.1%

Semiconductor Devices
Microchip Technology	4,000	136,113	333,200	United States	3.8%

		287,711	520,800		5.9%

Total Common Stock		$3,248,513	$3,512,362		40.0%

Corporate Bonds — 30.1%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Puget Sound Energy	6.974% due 06/01/2067	$200,000	$188,000	United States	2.1%
T-Mobile	6.50% due 01/15/2026	250,000	275,937	United States	3.2%

		450,000	463,937		5.3%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	148,875	United States	1.7%
GAP	5.95% due 04/12/2021	100,000	108,349	United States	1.2%
Rent-A-Center	6.625% due 11/15/2020	200,000	185,000	United States	2.1%

		450,000	442,224		5.0%

Consumer Staples

Grupo Bimbo	4.875% due 06/27/2044	200,000	198,363	Mexico	2.3%

		200,000	198,363		2.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	29

Sextant Global High Income Fund

Schedule of Investments					May 31, 2017
Corporate Bonds — 30.1%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Energy

Petrobras International Finance	6.875% due 01/20/2040	$50,000	$47,725	Brazil	0.5%
Petrobras International Finance	6.75% due 01/27/2041	80,000	75,240	Brazil	0.9%

		130,000	122,965		1.4%

Financials

Jefferies Group	5.125% due 01/20/2023	250,000	273,613	United States	3.1%
Royal Bank of Scotland	6.125% due 12/15/2022	200,000	219,101	United Kingdom	2.5%

		450,000	492,714		5.6%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	232,357	United States	2.6%

		200,000	232,357		2.6%

Materials

Allegheny Technologies	7.875% due 08/15/2023	150,000	155,250	United States	1.8%
AngloGold Ashanti Holdings	5.375% due 04/15/2020	100,000	105,729	South Africa	1.2%

		250,000	260,979		3.0%

Technology

Hewlett Packard	4.65% due 12/09/2021	100,000	108,294	United States	1.2%
Nokia	5.375% due 05/15/2019	199,750	210,736	Finland	2.4%

		299,750	319,030		3.6%

Utilities

Iberdrola International	5.75% due 02/27/2049	100,000	116,636	Spain	1.3%

		100,000	116,636		1.3%

Total Corporate Bonds		$2,529,750	$2,649,205		30.1%

Government Bonds — 16.4%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	$152,500	Colombia	1.7%
Federal Republic of Brazil	8.50% due 01/05/2024	750,000	226,070	Brazil	2.6%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 60,000	312,865	Mexico	3.5%
Republic of South Africa	8.25% due 09/15/2017	ZAR 900,000	68,733	South Africa	0.8%

			760,168		8.6%

United States Treasury Bonds

United States Treasury Bond	6.125% due 11/15/2027	500,000	681,347	United States	7.8%

		500,000	681,347		7.8%

Total Government Bonds			$1,441,515		16.4%

Continued on next page.

30	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2017
Municipal Bonds — 3.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Revenue

Colony TX NFM Sales Tax Revenue	7.00% due 10/01/2027	$100,000	$106,327	United States	1.2%
Colony TX NFM Sales Tax Revenue	7.25% due 10/01/2033	50,000	53,303	United States	0.6%
Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	50,000	56,572	United States	0.7%
Puerto Rico Aqueduct & Sewer	5.00% due 07/01/2019	85,000	70,127	Puerto Rico	0.8%

		$285,000	$286,329		3.3%

Warrants — 0.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy

Exploration & Production
Goodrich Petroleum Warrants²	1,179	$-	$-	United States	0.0%

		$-	-		0.0%

Total investments	(Cost = $7,646,680)		7,889,411		89.8%
Other assets (net of liabilities)			895,825		10.2%
Total net assets			$8,785,236		100.0%
¹ Country of domicile ² Non-income producing ³ Less than 0.05% ADR: American Depositary Receipt

Countries

Other assets (net of liabilities) 10.2% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	31

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value ($7,646,680)	$7,889,411
Cash	793,698
Dividends and interest receivable	98,706
Other assets	4,041
Receivable from adviser	674
Receivable for Fund shares sold	357
Total assets	8,786,887
Liabilities
Accrued distribution fees	601
Accrued retirement plan custodial fees	570
Accrued Chief Compliance Officer expenses	480
Total liabilities	1,651
Net assets	$8,785,236

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,578,931
Undistributed net investment income	154,112
Accumulated net realized loss	(191,026)
Unrealized net appreciation on investments	243,219
Net assets applicable to Fund shares outstanding	$8,785,236

Fund shares outstanding	835,616

Net asset value, offering and redemption price per share	$10.51

Statement of Operations
Period ended May 31, 2017

Investment income
Interest income	$121,540
Dividend Income (net of foreign tax of $11,364)	60,144
Total investment income	181,684
Expenses
Investment adviser fees	27,833
Distribution fees	10,221
Filing and registration fees	8,855
Audit fees	3,419
Chief Compliance Officer expenses	1,326
Trustee fees	1,300
Printing and postage	1,021
Other expenses	721
Retirement plan custodial fees	709
Legal fees	449
Custodian fees	285
Total gross expenses	56,139
Less adviser fees waived	(18,877)
Less custodian fee credits	(285)
Net expenses	36,977
Net investment income	$144,707

Net realized loss from investments and foreign currency	$(170,948)
Net increase in unrealized appreciation on investments	690,937
Net gain on investments	$519,989

Net increase in net assets resulting from operations	$664,696

32	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2017	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$144,707	$340,246
Net realized gain (loss) on investments	(170,948)	84,123
Net increase in unrealized appreciation	690,937	508,465
Net increase in net assets	664,696	932,834
Distributions to shareowners from
Net investment income	(328,559)	-
Total Distributions	(328,559)	-
Capital share transactions
Proceeds from sales of shares	949,540	1,013,284
Value of shares issued in reinvestment of dividends	322,219	-
Cost of shares redeemed	(392,556)	(1,327,881)
Total capital shares transactions	879,203	(314,597)
Total increase in net assets	1,215,340	618,237

Net assets
Beginning of period	7,569,896	6,951,659
End of period	8,785,236	7,569,896

Undistributed net investment income	$154,112	$337,964

Shares of the Fund sold and redeemed
Number of shares sold	92,340	110,876
Number of shares issued in reinvestment of dividends	32,947	-
Number of shares redeemed	(38,164)	(144,490)
Net increase (decrease) in number of shares outstanding	87,123	(33,614)

Financial Highlights	Period ended	Year ended November 30,				Period endedA
Selected data per share of outstanding capital stock throughout each period:	May 31, 2017	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.11	$8.89	$10.57	$10.51	$9.90	$10.00
Income from investment operations
Net investment income	0.17	0.45	0.52	0.48	0.37	0.18
Net gains (losses) on securities (both realized and unrealized)	0.67	0.77	(1.68)	0.07	0.63	(0.10)
Total from investment operations	0.84	1.22	(1.16)	0.55	1.00	0.08
Less distributions
Dividends (from net investment income)	(0.44)	-	(0.52)	(0.49)	(0.39)	(0.18)
Total distributions	(0.44)	-	(0.52)	(0.49)	(0.39)	(0.18)

Net asset value at end of period	$10.51	$10.11	$8.89	$10.57	$10.51	$9.90

Total return	8.64%B	13.72%	(11.01)%	5.27%	10.06%	0.76%B

Ratios / supplemental data
Net assets ($000), end of period	$8,785	$7,570	$6,952	$7,707	$6,388	$4,730
Ratio of expenses to average net assets
Before fee waivers	1.37%C	1.17%	1.06%	1.41%	1.25%	1.22%C
After fee waivers	0.91%C	0.91%	0.90%	0.91%	0.91%	0.90%C
After fee waivers and custodian fee credits	0.90%C	0.90%	0.89%	0.90%	0.90%	0.90%C
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.53%C	4.78%	4.87%	4.75%	3.87%	3.03%C
Portfolio turnover rate	7%B	26%	40%	11%	23%	32%B
A Operations commenced on March 30, 2012 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	33

Sextant Growth Fund

Performance Summary

Average Annual Total Returns as of May 31, 2017
	1 Year	5 Year	10 Year	15 Year	Expense Ratio¹
Sextant Growth Fund	14.71%	11.18%	5.34%	7.51%	0.76%
S&P 500 Index	17.47%	15.41%	6.93%	7.76%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2007, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Fund would have risen to $16,825 versus $19,554 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ The expense ratio shown in this table is as stated in the Fund's prospectus dated March 27, 2017, and incorporates results for the fiscal year ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Apple	7.0%	Internet Media	10.5%	█
Alphabet, Class A	5.3%	Communications Equipment	7.0%	█
Facebook, Class A	5.2%	Consumer Finance	5.4%	█
TJX Companies	4.8%	Biotech	4.9%	█
Starbucks	4.7%	Home Products Stores	4.9%	█
Adobe Systems	4.2%	Specialty Apparel Stores	4.8%	█
Amazon.com	4.0%	Restaurants	4.7%	█
Stanley Black & Decker	3.6%	Specialty Chemicals	4.4%	█
Microsoft	3.5%	Apparel, Footwear & Accessory Design	4.4%	█
Nike, Class B	3.5%	Application Software	4.2%	█
		E-Commerce Discretionary	4.0%	█
		Medical Devices	4.0%	█
		Home Improvement	3.6%	█
		Infrastructure Software	3.5%	█
		Other Commercial Services	3.3%	█
		Diversified Banks	3.1%	█
		Industries (<2.5%)	16.3%	█
		Other assets (net of liabilities)	7.0%	█

34	May 31, 2017	Semi-Annual Report

Sextant Growth Fund

Schedule of Investments				As of May 31, 2017
Common Stock — 93.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Alphabet, Class A¹	1,998	$1,175,994	$1,972,206	5.3%
Facebook, Class A¹	12,984	700,580	1,966,556	5.2%

		1,876,574	3,938,762	10.5%

Consumer Discretionary

Airlines
Alaska Air	7,422	129,600	646,085	1.7%

Apparel, Footwear & Accessory Design
Nike, Class B	24,510	1,330,831	1,298,785	3.5%
VF	6,500	419,684	349,700	0.9%
		1,750,515	1,648,485	4.4%

E-Commerce Discretionary
Amazon.com¹	1,529	278,191	1,520,774	4.0%

Home Improvement
Stanley Black & Decker	9,984	917,587	1,374,198	3.6%

Home Products Stores
Home Depot	6,264	724,382	961,587	2.6%
Lowe's	11,000	216,449	866,470	2.3%
		940,831	1,828,057	4.9%

Other Commercial Services
Ecolab	9,230	1,049,561	1,226,113	3.3%

Restaurants
Starbucks	27,758	1,298,606	1,765,686	4.7%

Specialty Apparel Stores
TJX Companies	23,847	1,548,222	1,793,533	4.8%

Toys & Games
Hasbro	3,500	349,893	368,410	1.0%

		8,263,006	12,171,341	32.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	35

Sextant Growth Fund

Schedule of Investments				As of May 31, 2017
Common Stock — 93.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Staples

Agricultural Producers
Ingredion	3,000	$365,011	$342,270	0.9%

Food & Drug Stores
CVS Health	12,709	556,086	976,432	2.6%

Mass Merchants
Costco Wholesale	6,243	784,598	1,126,425	3.0%

		1,705,695	2,445,127	6.5%

Financials

Consumer Finance
FLEETCOR Technologies¹	6,600	970,514	952,314	2.5%
Mastercard, Class A	8,914	806,925	1,095,352	2.9%
		1,777,439	2,047,666	5.4%

Diversified Banks
JP Morgan Chase	14,016	846,624	1,151,415	3.1%

		2,624,063	3,199,081	8.5%

Health Care

Biotech
Amgen	5,267	555,197	817,649	2.2%
Celgene¹	9,000	919,669	1,029,690	2.7%
		1,474,866	1,847,339	4.9%

Large Pharma
Bristol-Myers Squibb	11,000	840,844	593,450	1.6%

Life Science Equipment
Abbott Laboratories	20,799	646,854	949,682	2.5%

Medical Devices
Edwards Lifesciences¹	9,200	916,726	1,058,644	2.8%
Stryker	3,000	374,100	428,880	1.2%
		1,290,826	1,487,524	4.0%

		4,253,390	4,877,995	13.0%

Industrials

Building Sub Contractors
EMCOR	6,895	276,627	434,523	1.1%

Commercial & Residential Building Equipment & Systems
Johnson Controls International	16,714	750,557	697,976	1.9%

		1,027,184	1,132,499	3.0%

Continued on next page.

36	May 31, 2016	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments				As of May 31, 2017
Common Stock — 93.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Materials

Specialty Chemicals
Ashland	3,037	$148,275	$202,082	0.5%
RPM International	23,400	967,927	1,268,982	3.4%
Valvoline	8,337	142,043	186,499	0.5%

		1,258,245	1,657,563	4.4%

Technology

Application Software
Adobe Systems¹	11,000	144,216	1,560,460	4.2%

Communications Equipment
Apple	17,220	20,298	2,630,527	7.0%

Infrastructure Software
Microsoft	18,920	872,435	1,321,373

		1,036,949	5,512,360	14.7%

Total investments		$22,045,106	34,934,728	93.0%
Other assets (net of liabilities)			2,637,967	7.0%
Total net assets			$37,572,695	100.0%
¹ Non-income producing security

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	37

Sextant Growth Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $22,045,106)	$34,934,728
Cash	2,637,140
Dividends receivable	29,781
Receivable for Fund shares sold	1,817
Insurance reserve premium	1,215
Total assets	37,604,681
Liabilities
Accrued advisory fees	15,890
Accrued audit fees	8,664
Accrued retirement plan custodial fees	3,090
Accrued distribution fees	2,568
Accrued Chief Compliance Officer expense	1,474
Payable for Fund shares redeemed	300
Total liabilities	31,986
Net assets	$37,572,695

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$24,325,647
Undistributed net investment income	141,546
Accumulated net realized gain	215,880
Unrealized net appreciation on investments	12,889,622
Net assets applicable to Fund shares outstanding	$37,572,695

Fund shares outstanding	1,492,855

Net asset value, offering, and redemption price per share	$25.17

Statement of Operations
Period ended May 31, 2017

Investment income
Dividend income	$262,432
Total investment income	262,432
Expenses
Investment adviser fees	52,558
Distribution fees	45,130
Audit fees	10,140
Trustee fees	8,407
Filing and registration fees	7,603
Chief Compliance Officer expenses	5,989
Retirement plan custodial fees	3,268
Other expenses	2,683
Printing and postage	2,456
Custodian fees	835
Legal fees	682
Total gross expenses	139,751
Less custodian fee credits	(835)
Net expenses	138,916
Net investment income	$123,516

Net realized gain from investments	$215,880
Net increase in unrealized appreciation on investments	3,812,065
Net gain on investments	$4,027,945

Net increase in net assets resulting from operations	$4,151,461

38	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Period ended May 31, 2017	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$123,516	$155,405
Net realized gain on investment	215,880	1,067,126
Net increase (decrease) in unrealized appreciation	3,812,065	(3,333,190)
Net increase (decrease) in net assets	4,151,461	(2,110,659)
Distributions to shareowners from
Net investment income	(135,654)	(29,765)
Capital gains	-	(1,067,190)
Total distributions	(135,654)	(1,096,955)
Capital share transactions
Proceeds from sales of shares	959,435	2,619,460
Value of shares issued in reinvestment of dividends	125,818	1,069,300
Cost of shares redeemed	(2,089,501)	(21,787,148)
Total capital shares transactions	(1,004,248)	(18,098,388)
Total increase (decrease) in net assets	3,011,559	(21,306,002)

Net assets
Beginning of period	34,561,136	55,867,138
End of period	37,572,695	34,561,136

Undistributed net investment income	$141,546	$153,684

Shares of the Fund sold and redeemed
Number of shares sold	59,080	116,377
Number of shares issued in reinvestment of dividends	5,565	47,482
Number of shares redeemed	(106,287)	(954,160)
Net decrease in number of shares outstanding	(41,642)	(790,301)

Financial Highlights	Period ended	Year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2017	2016	2015	2014	2013	2012
Net asset value at beginning of period	$22.52	$24.03	$26.36	$23.92	$20.35	$18.14
Income from investment operations
Net investment income	0.11	0.11	0.03	0.02	0.12	0.08
Net gains (losses) on securities (both realized and unrealized)	2.63	(0.88)	(0.25)	3.88	5.86	2.21
Total from investment operations	2.74	(0.77)	(0.22)	3.90	5.98	2.29
Less distributions
Dividends (from net investment income)	(0.09)	(0.02)	(0.04)	(0.01)	(0.13)	(0.08)
Distributions (from capital gains)	-	(0.72)	(2.07)	(1.45)	(2.28)	-
Total distributions	(0.09)	(0.74)	(2.11)	(1.46)	(2.41)	(0.08)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	-	0.00A

Net asset value at end of period	$25.17	$22.52	$24.03	$26.36	$23.92	$20.35

Total return	12.21%B	(3.22%)	(0.87%)	16.29%	29.39%	12.64%

Ratios / supplemental data
Net assets ($000), end of period	$37,573	$34,561	$55,867	$45,863	$36,574	$25,250
Ratio of expenses to average net assets
Before custodian fee credits	0.77%C	0.76%	0.90%	1.05%	0.94%	1.10%
After custodian fee credits	0.77%C	0.76%	0.90%	1.05%	0.94%	1.10%
Ratio of net investment income after custodian fee credits to average net assets	0.68%C	0.39%	0.13%	0.07%	0.59%	0.42%
Portfolio turnover rate	4%B	25%	68%	23%	29%	10%
A Amount is less than $0.01 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	39

Sextant International Fund

Performance Summary

Average Annual Total Returns as of May 31, 2017
	1 Year	5 Year	10 Year	15 Year	Expense Ratio¹
Sextant International Fund	16.33%	5.49%	1.87%	6.77%	1.00%
MSCI EAFE Index	17.00%	10.70%	1.53%	6.51%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2007, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in the Fund would have risen to $12,041 versus $11,644 in the Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹The expense ratio shown in this table is as stated in the Fund's prospectus dated March 27, 2017, and incorporates results for the fiscal year ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
ASML	7.4%	Application Software	11.3%	█
Wolters Kluwer	6.6%	Large Pharma	8.1%	█
Unilever ADR	6.3%	Semiconductor Manufacturing	7.4%	█
NICE Systems ADR	5.8%	Banks	7.2%	█
BASF ADR	5.7%	Telecom Carriers	7.0%	█
Dassault Systemes ADR	5.5%	Information Services	6.6%	█
Copa Holdings, Class A	5.1%	Household Products	6.3%	█
Novartis ADR	4.9%	Specialty Chemicals	5.7%	█
Toronto-Dominion Bank	4.7%	Integrated Oils	5.1%	█
Fomento Economico Mexico ADR	4.2%	Airlines	5.1%	█
		Beverages	4.2%	█
		E-Commerce Discretionary	4.1%	█
		Lodging	4.1%	█
		Automobiles	3.2%	█
		Specialty Pharma	2.6%	█
		Industries (< 2%)	7.6%	█
		Other assets (net of liabilities)	4.4%	█

40	May 31, 2017	Semi-Annual Report

Sextant International Fund

Schedule of Investments					As of May 31, 2017
Common Stocks — 95.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
BCE	50,000	$1,164,294	$2,267,000	Canada	3.4%
SK Telecom ADR	30,000	511,437	753,600	South Korea	1.1%
Telus	50,000	710,475	1,701,500	Canada	2.6%

		2,386,206	4,722,100		7.1%

Consumer Discretionary

Airlines
Copa Holdings, Class A	30,000	1,766,222	3,391,200	Panama	5.1%

Automobiles
Toyota Motor ADR	20,000	1,496,296	2,150,800	Japan	3.2%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	2,751,100	Argentina	4.1%

Lodging
Belmond, Class A²	222,800	2,025,866	2,751,580	Bermuda	4.1%

		6,117,724	1,044,680		16.5%

Consumer Staples

Beverages
Fomento Economico Mexico ADR	30,000	1,614,722	2,830,200	Mexico	4.2%

Food & Drug Stores
Carrefour ADR	170,000	761,908	884,000	France	1.3%

Household Products
Unilever ADR	75,000	2,284,504	4,171,500	United Kingdom	6.3%

		4,661,134	7,885,700		11.8%

Energy

Integrated Oils
Statoil ADR	60,000	1,551,896	1,044,600	Norway	1.6%
Total ADR	45,000	2,528,346	2,353,500	France	3.5%

		4,080,242	3,398,100		5.1%

Financials

Banks
Australia & New Zealand Banking Group ADR	80,000	1,581,456	1,657,600	Australia	2.5%
Toronto-Dominion Bank	66,000	1,796,903	3,148,200	Canada	4.7%
		3,378,359	4,805,800		7.2%
Diversified Banks
Mitsubishi UFJ Financial Group ADR	200,000	960,000	1,244,000	Japan	1.9%

		4,338,359	6,049,800		9.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	41

Sextant International Fund

Schedule of Investments					As of May 31, 2017
Common Stocks — 95.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Health Care

Health Care Supply Chain
Sinopharm Group	250,000	798,792	$1,141,282	China	1.7%

Large Pharma
Novartis ADR	40,000	1,987,296	3,270,800	Switzerland	4.9%
Novo Nordisk ADR	50,000	612,798	2,118,500	Denmark	3.2%
		2,600,094	5,389,300		8.1%

Medical Equipment
Koninklijke Philips ADR	21,368	794,921	754,718	Netherlands	1.1%

Specialty Pharma
Shire ADR	10,000	359,660	1,727,200	Ireland	2.6%

		4,553,467	9,012,500		13.5%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	39,000	914,639	644,280	Canada	1.0%

Specialty Chemicals
BASF ADR	40,000	2,888,666	3,778,000	Germany	5.6%

		3,803,305	4,422,280		6.6%

Technology

Application Software
Dassault Systemes ADR	40,000	1,350,677	3,702,400	France	5.5%
NICE Systems ADR	50,000	1,802,719	3,895,500	Israel	5.8%
		3,153,396	7,597,900		11.3%

Information Services
Wolters Kluwer	100,000	1,869,506	4,393,846	Netherlands	6.6%

Semiconductor Manufacturing
ASML	37,350	1,331,420	4,929,826	Netherlands	7.4%

		6,354,322	16,921,572		25.3%

Continued on next page.

42	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments					As of May 31, 2017
Common Stocks — 95.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Utilities

Utility Networks
Korea Electric Power ADR	20,000	$304,261	$383,200	South Korea	0.6%

		304,261	383,200		0.6%

Total investments		$36,599,020	63,839,932		95.6%
Other assets (net of liabilities)			2,943,551		4.4%
Total net assets			$66,783,483		100.0%
¹ Country of domicile ² Non-income producing security ADR: American Depositary Receipt

Countries

Other assets (net of liabilities) 4.4% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	43

Sextant International Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $36,599,020)	$63,839,932
Cash	2,555,740
Dividends receivable	537,805
Receivable for Fund shares sold	2,947
Total assets	66,936,424
Liabilities
Payable for Fund shares redeemed	67,795
Accrued advisory fees	28,397
Accrued audit expenses	28,174
Accrued registration fees	9,509
Accrued other expenses	8,313
Accrued distribution fees	4,588
Accrued retirement plan custodial fees	3,264
Accrued Chief Compliance Officer expenses	2,901
Total liabilities	152,941
Net assets	$66,783,483

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$36,763,249
Undistributed net investment income	699,829
Accumulated net realized gain	2,079,265
Unrealized net appreciation on investments	27,241,140
Net assets applicable to Fund shares outstanding	$66,783,483

Fund shares outstanding	4,087,732

Net asset value, offering, and redemption price per share	$16.34

Statement of Operations
Period ended May 31, 2017

Investment income
Dividend income(net of foreign tax $163,921)	$807,755
Miscellaneous income	25
Total investment income	807,780
Expenses
Investment adviser fees	218,082
Distribution fees	80,936
Audit fees	16,556
Trustee fees	16,508
Filing and registration fees	12,918
Printing and postage	12,835
Chief Compliance Officer expenses	10,738
Retirement plan custodial fees	3,601
Other expenses	3,512
Custodian fees	2,127
Legal fees	1,232
Total gross expenses	379,045
Less custodian fee credits	(2,127)
Net expenses	376,918
Net investment income	$430,862

Net realized gain from investments and foreign currency	$2,215,205
Net increase in unrealized appreciation on investments and foreign currency	6,301,580
Net gain on investments	$8,516,785

Net increase in net assets resulting from operations	$8,947,647

44	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statements of Changes in Net Assets	Period ended May 31, 2017	Year ended Nov. 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$430,862	$933,692
Net realized gain on investments	2,215,205	1,711,395
Net increase (decrease) in unrealized appreciation	6,301,580	(2,649,048)
Net increase (decrease) in net assets	8,947,647	(3,961)
Distributions to shareowners from
Net investment income	(599,381)	(216,548)
Total distributions	(599,381)	(216,548)
Capital share transactions
Proceeds from sales of shares	2,015,132	5,375,482
Value of shares issued in reinvestment of dividends	588,277	212,577
Cost of shares redeemed	(6,580,294)	(21,250,952)
Total capital shares transactions	(3,976,885)	(15,662,893)
Total increase (decrease) in net assets	4,371,381	(15,883,402)

Net assets
Beginning of period	62,412,102	78,295,504
End of period	66,783,483	62,412,102

Undistributed net investment income	$699,829	$868,348

Shares of the Fund sold and redeemed
Number of shares sold	132,522	382,299
Number of shares issued in reinvestment of dividends	40,348	14,793
Number of shares redeemed	(429,510)	(1,507,490)
Net decrease in number of shares outstanding	(256,640)	(1,110,398)

Financial Highlights	Period ended	Year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2017	2016	2015	2014	2013	2012
Net asset value at beginning of period	$14.37	$14.35	$15.47	$15.80	$14.85	$14.41
Income from investment operations
Net investment income	0.15	0.22	0.25	0.65	0.32	0.14
Net gains (losses) on securities (both realized and unrealized)	1.96	(0.15)	(1.11)	(0.35)	0.97	0.44
Total from investment operations	2.11	0.07	(0.86)	0.30	1.29	0.58
Less distributions
Dividends (from net investment income)	(0.14)	(0.05)	(0.25)	(0.63)	(0.34)	(0.14)
Distributions (from return of capital)	-	-	(0.01)	-	-	-
Total distributions	(0.14)	(0.05)	(0.26)	(0.63)	(0.34)	(0.14)
Paid-in capital from early redemption fees	n/a	n/a	n/a	n/a	0.00A	0.00A

Net asset value at end of period	$16.34	$14.37	$14.35	$15.47	$15.80	$14.85

Total return	14.80%B	0.49%	(5.58)%	1.88%	8.67%	4.05%

Ratios / supplemental data
Net assets ($000), end of period	$66,783	$62,412	$78,296	$103,450	$148,016	$183,732
Ratio of expenses to average net assets
Before custodian fee credits	1.17%C	1.00%	1.05%	0.80%	0.66%	1.10%
After custodian fee credits	1.16%C	1.00%	1.04%	0.79%	0.66%	1.10%
Ratio of net investment income after custodian fee credits to average net assets	1.33%C	1.36%	1.49%	3.58%	1.69%	0.98%
Portfolio turnover rate	0%B	0%	0%	3%	7%	10%
A Amount is less than $0.01 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	45

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a "Fund", and collectively, the "Funds"), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services - Investment Companies".

Investment risks:
Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates – but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund's net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund's yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

NOTE 2 — Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

46	May 31, 2017	SemiAnnual Report

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of May 31, 2017, in valuing the Funds' investments carried at value:

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Short-Term Bond
Corporate Bonds¹	$-	$8,541,381	$-	$8,541,381
Government Bonds¹	$-	$1,242,124	$-	$1,242,124
Total Assets	$-	$9,783,505	$-	$9,783,505

Bond Income
Corporate Bonds¹	$-	$5,697,651	$-	$5,697,651
Government Bonds¹	$-	$1,408,901	$-	$1,408,901
Municipal Bonds¹	$-	$1,916,275	$-	$1,916,275
Total Assets	$-	$9,022,827	$-	$9,022,827

Core
Common Stocks¹	$7,469,027	$-	$-	$7,469,027
Corporate Bonds¹	$-	$2,134,803	$-	$2,134,803
Government Bonds¹	$-	$644,372	$-	$644,372
Municipal Bonds¹	$-	$559,999	$-	$559,999
Total Assets	$7,469,027	$3,339,174	$-	$10,808,201

Global High Income
Common Stocks
Communications	$331,144	$-	$-	$331,144
Consumer Discretionary	161,400	-	-	161,400
Energy	944,991	-	-	944,991
Financials	240,020	156,929	-	396,949
Health Care	292,476	-	-	292,476
Industrials	-	335,512	-	335,512
Materials	529,090	-	-	529,090
Technology	520,800	-	-	520,800
Total Common Stocks	$3,019,921	$492,441	$-	$3,512,362
Corporate Bonds¹	$-	$2,649,205	$-	$2,649,205
Government Bonds¹	$-	$1,441,515	$-	$1,441,515
Municipal Bonds¹	$-	$286,329	$-	$286,329
Warrants¹	$-	$-	$-	$-
Total Assets	$3,019,921	$4,869,490	$-	$7,889,411

Growth Fund
Common Stocks¹	$34,934,728	$-	$-	$34,934,728
Total Assets	$34,934,728	$-	$-	$34,934,728

International Fund
Common Stocks
Communications	$4,722,100	$-	$-	$4,722,100
Consumer Discretionary	11,044,680	-	-	11,044,680
Consumer Staples	7,885,700	-	-	7,885,700
Energy	3,398,100	-	-	3,398,100
Financials	6,049,800	-	-	6,049,800
Health Care	7,871,218	1,141,282	-	9,012,500
Materials	4,422,280	-	-	4,422,280
Technology	12,527,726	4,393,846	-	16,921,572
Utilities	383,200	-	-	383,200
Total Assets	$58,304,804	$5,535,128	$-	$63,839,932

¹ See Schedule of Investments for industry breakout.

During the period ended May 31, 2017, no Fund had transfers between Level 1 and Level 2. Sextant Global High Income Fund transferred securities from Level 2 to Level 3 due to market holiday.

Semi-Annual Report	May 31, 2017	47

Notes To Financial Statements (continued)

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into USdollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 — 2015) or expected to be taken in the Funds' 2016 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

48	May 31, 2017	Semi-Annual Report

Notes To Financial Statements (continued)

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2016, the reclassification of capital accounts were as follows:

	Short-Term Bond	Bond Income
Undistributed net investment income	$-	$199
Accumulated gains (losses)	3,883	12,723
Paid-in capital	(3,883)	(12,922)

	Core	Global High Income
Undistributed net investment income	$(595)	$(2,282)
Accumulated gains (losses)	595	2,282
Paid-in capital	-	-

	Growth	International
Undistributed net investment income	$-	$151,204
Accumulated gains (losses)	-	32,300
Paid-in capital	-	(183,504)

These reclassifications were due to the treatment of foreign currencies expiring capital loss carryforwards.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund pay income dividends annually, typically by the end of the year. As a result of their investment strategies, Sextant Growth and Sextant International Funds may not pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Recent accounting pronouncement:
In March 2017, the FASB issued ASU No. 2015-08 "Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities." The amendment in ASU No. 2015-08 requires the premium to be amortized to the earliest call date. The amendments in the ASU are effective for fiscal years beginning after December 15, 2018. Management has concluded there will be no impact to the Funds' disclosures.

Rule changes:
In October 2016, the Securities and Exchange Commission ("SEC") issued its Final Rule on Investment Company reporting Modernization. The Final Rule introduces two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and other filings. The amendments in Regulation S-X are effective beginning August 1, 2017, while the requirements in relation to forms N-PORT and N-CEN must be complied with by June 1, 2019. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued its Final Rule on Investment Company Liquidity Risk Management Programs. The Final Rule requires funds to establish a liquidity risk management program and provide enhanced disclosures regarding the funds liquidity. The requirements of this rule must be complied with by December 1, 2018. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

Semi-Annual Report	May 31, 2017	49

Notes To Financial Statements (continued)

NOTE 4 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

  For each month in which the Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Short-Term Bond Fund to 0.75%, and Sextant Bond Income Fund and Sextant Global High Income Fund to 0.90%, through March 31, 2018.¹ It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the period ended May 31, 2017, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$26,187	$(21,048)	$-
Bond Income	19,253	(9,879)	-
Core	15,834	n/a	-
Global High Income	27,833	(18,877)	-
Growth	52,558	n/a	-
International	$218,082	n/a	$-

In accordance with the expense limitation noted above, for the fiscal period ended May 31, 2017, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds.

During the fiscal period ended May 31, 2017, the Trust paid SBS the following amounts:

12b-1 Fees
Short-Term Bond	$13,094
Bond Income	11,539
Core	12,421
Global High Income	10,221
Growth	45,130
International	$80,936

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2017, the Funds incurred the following amounts:

Retirement plan custodial fees
Short-Term Bond	$1,767
Bond Income	1,360
Core	1,408
Global High Income	709
Growth	3,268
International	$3,601

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2017, the Trust paid trustee compensation expenses of $15,000 which is included in the $22,160 of total expenses paid for the independent Trustees. The Funds paid $18,229 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2017, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$1,363
Bond Income	1,488
Core	1,531
Global High Income	1,326
Growth	5,989
International	$10,738

On May 31, 2017, the trustees, officers, and their affiliates as a group owned 36.39%, 33.72%, 44.06%, 55.05%, 8.47% and 6.48% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth, and International Funds, respectively.

¹ Changes to limited expenses are in the Subsequent Events section of this report.

50	May 31, 2017	Semi-Annual Report

Notes To Financial Statements (continued)

NOTE 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the period ended May 31, 2017 and the fiscal year ended November 30, 2016, were as follows:

	Period ended May 31, 2017	Year ended Nov. 30 2016
Short-Term Bond Fund
Ordinary income	$70,089	$84,169
Bond Income Fund
Ordinary income	139,104	256,646
Core Fund
Ordinary income	129,063	-
Global High Income Fund
Ordinary income	328,559	-
Growth Fund
Ordinary income	135,654	29,765
Long-term capital gain¹	-	1,067,190
International Fund
Ordinary income	599,381	216,548

¹ Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 6 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2017 were as follows:

	Short-Term Bond	Bond Income
Cost of investments	$9,788,639	$8,688,684
Gross tax unrealized appreciation	26,627	384,511
Gross tax unrealized depreciation	(31,761)	(50,368)
Net tax unrealized appreciation (depreciation)	(5,134)	334,143

	Core	Global High Income
Cost of investments	$9,396,530	$7,646,680
Gross tax unrealized appreciation	1,621,857	678,970
Gross tax unrealized depreciation	(210,186)	(436,239)
Net tax unrealized appreciation	1,411,671	242,731

	Growth	International
Cost of investments	$22,045,106	$36,599,020
Gross tax unrealized appreciation	13,417,025	28,493,515
Gross tax unrealized depreciation	(527,403)	(1,252,603)
Net tax unrealized appreciation	12,889,622	27,240,912

As of November 30, 2016, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,174
Tax accumulated earnings	1,174
Unrealized depreciation	(33,628)
Total accumulated losses	(32,454)

Bond Income
Accumulated capital losses	$(48,197)
Unrealized appreciation	134,544
Total accumulated earnings	86,347

Core
Undistributed ordinary income	$132,290
Tax accumulated earnings	132,290
Accumulated capital losses	(217,842)
Unrealized appreciation	765,337
Other unrealized losses	(46)
Total accumulated earnings	679,739

Global High Income
Undistributed ordinary income	$337,964
Tax accumulated earnings	337,964
Accumulated capital losses	(20,078)
Unrealized depreciation	(446,610)
Other unrealized losses	(1,108)
Total accumulated losses	(129,832)

Growth
Undistributed ordinary income	$153,684
Tax accumulated earnings	153,684
Unrealized appreciation	9,077,557
Total accumulated earnings	9,231,241

International
Undistributed ordinary income	$868,348
Tax accumulated earnings	868,348
Accumulated capital losses	(135,940)
Unrealized appreciation	20,939,848
Other unrealized losses	(288)
Total accumulated earnings	21,671,968

Semi-Annual Report	May 31, 2017	51

Notes To Financial Statements (continued)

As of November 30, 2016, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Bond Income
	$20,467	2017
Long-term loss carryforward	27,730	Unlimited
	48,197

Core
Short-term loss carryforward	$55,801	Unlimited
Long-term loss carryforward	162,041	Unlimited
	217,842

Global High Income
Long-term loss carryforward	$20,078	Unlimited
	20,078

International
	$135,940	2019
	135,940

NOTE 7 — Investments

Investment transactions other than short-term investments for the period ended May 31, 2017, were as follows:

	Purchases	Sales
Short-Term Bond	$1,262,911	$1,244,880
Bond Income	316,688	515,757
Core	3,684,415	1,688,602
Global High Income	1,032,235	541,991
Growth	1,202,020	3,034,857
International	$-	$4,799,745

NOTE 8 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2017, were as follows:

Custodian Fee Credits
Short-Term Bond	$245
Bond Income	221
Core	254
Global High Income	285
Growth	835
International	2,127

NOTE 9 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

12b-1 fee eliminated

On June 2, 2017, the Trust filed an update to its Form N-1A eliminating the distribution (12b-1) fees of 0.25% on the Sextant Short-Term Bond, Sextant Bond Income, Sextant Core, and Sextant Global High Income Funds.

The Trust added new Z Shares to the Sextant Growth and the Sextant International Funds that are not subject to distribution (12b-1) fees. The Investor Shares of Sextant Growth and Sextant International Funds remain subject to distribution (12b-1) fees of 0.25%.

The adviser has committed through June 2, 2018 to waive fees and/or reimburse expenses to the extent necessary to ensure that net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the net operating expense ratio listed below:

Annual Total Net Operating Expenses
Short-Term Bond	0.60%
Bond Income	0.65%
Global High Income	0.75%

52	May 31, 2017	Semi-Annual Report

Notes To Financial Statements (continued)

Results of Shareowner Meeting

On June 20, 2017, the shareowners of Saturna Investment Trust, which includes the Saturna Sustainable, Sextant, and Idaho Tax-Exempt Funds, convened a shareowner meeting. At the meeting, a proposal to elect Trustees was presented to and approved by the shareowners. The following nominees were presented for election as Trustees:

Nominee	For	Withheld
Marina E. Adshade	10,404,991	260,022
Jane K. Carten	10,289,706	375,308
Gary A. Goldfogel¹	10,461,843	203,171
Ronald H. Fielding¹	10,456,743	208,270
James V. McKinney	10,477,513	187,500
Sarah E.D. Rothenbuhler	10,414,317	250,697

¹ Trustees standing for re-election

The term of office of each Trustees is for the life of the Trust, or until death, retirement, removal, or until not re-elected by shareowners.

The were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Semi-Annual Report	May 31, 2017	53

Expenses

(unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (such as this one), and distribution (or service) 12b-1 fees on some share classes. Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016, to May 31, 2017).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (December 1, 2016)	Ending Account Value (May 31, 2017)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,010.70	$3.77	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.18	$3.79	0.75%

Bond Income Fund
Actual	$1,000	$1,033.10	$4.58	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.55	0.90%

Core Fund
Actual	$1,000	1,078.60	$4.78	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.33	$4.65	0.92%

Global High Income Fund
Actual	$1,000	$1,088.40	$4.71	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.56	0.90%

Growth Fund
Actual	$1,000	$1,122.10	$4.07	0.77%
Hypothetical (5% return before expenses)	$1,000	$1,021.09	$3.88	0.77%

International Fund
Actual	$1,000	$1,148.00	$6.23	1.16%
Hypothetical (5% return before expenses)	$1,000	$1,019.13	$5.86	1.16%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of December 1, 2016, through May 31, 2017), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

54	May 31, 2017	Semi-Annual Report

Availability of Portfolio Information

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.sextantfunds.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Semi-Annual Report	May 31, 2017	55

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Saturna Sustainable Funds

Semi-Annual Report     May 31, 2017

Sustainable Equity	SEEFX	Sustainable Bond	SEBFX

Performance Summary (as of June 30, 2017)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio[1]
					Gross	Net
Sustainable Equity Fund (SEEFX)	16.23%	n/a	n/a	n/a	1.40%	0.75%
S&P Global 1200 Index	19.47%	5.97%	11.93%	4.65%	n/a

Sustainable Bond Fund (SEBFX)	3.93%	n/a	n/a	n/a	0.92%	0.65%
Citi WorldBIG Index	-1.86%	-0.32%	0.88%	3.77%	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 18 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

1 By regulation, expense ratios shown in these tables are as stated in the Funds' most recent Prospectus, dated June 2, 2017, incorporate results for the fiscal year ended November 30, 2016, and are restated to reflect the ending of the Distribution (12b-1) Fees, as approved by the Board of Trustees on March 14, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period. Saturna Capital, the Fund's adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through June 2, 2018.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The Citi WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2017	Semi-Annual Report

Fellow Shareowners:

While the world adjusted to a more nationalistic US under the Trump regime, stock markets reacted favorably to the whisper of eventual deregulation. International markets have rewarded investors over the last six months, and our sustainable funds did well for shareowners.

While many of us are disappointed in the US president's decision to withdraw from the Paris Agreement to address climate change, forward-thinking corporate leaders have not changed course and continue to make positive changes for their companies regarding environmental impact, social responsibility, and governance (ESG). These decisions are made because they, like us, see that long-term profitability can be increased by paying attention and being proactive while managing these elements, critical to businesses and the global community.

For the six months ended May 31, 2017, the Saturna Sustainable Equity Fund returned 12.83%, modestly underperforming the S&P Global 1200 Index's 13.42%. The Saturna Sustainable Bond Fund gained 3.93% over same period, slightly underperforming the Citi WorldBIG Index's 4.00%.

As of May 31, 2017, assets of the two Funds reached $16.70 million, a rise of nearly 40% since the November 30, 2016 fiscal year end. The following pages provide details of the assets and operations of the two Funds.

Board Updates

On June 20, 2017, the Saturna Investment Trust, which includes the Saturna Sustainable, Sextant, and Idaho Tax-Exempt Funds, held a shareowner meeting to elect trustees to the board. Founding Trustee and Board Chairman John Love, Trustee and Board President Nick Kaiser, and Trustee Herb Grubel retired from the board. We wholeheartedly thank each of them for their long and dedicated service. Trustees Gary Goldfogel and Ron Fielding continue serving, joined by new Trustees Marina Adshade, Jane Carten, Jim McKinney, and Sarah Rothenbuhler. Please see page 23 for further details about the election results.

After the election, Dr. Goldfogel was elected the Trust's new independent board chairman, and Ms. Carten was elected president.

Clean Shares

With years of experience managing values-based mutual fund portfolios, Saturna Capital seeks to control the costs to investors of operating these new Saturna Sustainable Funds. To further lower expenses, the Funds terminated the 12b-1 fee distribution expense on fund shares in June. Eliminating potential conflicts of interest, such as these payments paid to investment platforms for servicing of fund shares, helps each shareowner due to the lower and more transparent fee structure.

Sustainability Highlights

We believe sustainability does not have an endpoint, but instead reflects a process of continual improvement. We view ESG criteria as essential touchstones in forming portfolios that are better positioned to weather risks, meet changes in the competitive marketplace, and face shifting regulatory environments. How are we making a difference? Here are a few highlights of the Sustainable Bond Fund:

Environmental Highlights:

  Nearly nine-tenths (89.7%) of the Fund's constituent holdings are currently undertaking or planning to undertake actions to reduce their emissions or energy use. By comparison, the MSCI All Country World Index reports that only 53.8% of its constituent holdings have taken such action.
  Over 85% of the Fund's constituent holdings have published a Carbon Disclosure Project (CDP) Report since 2015, compared to less than two-thirds (64.6%) of the index constituents.

Social and Governance Highlights:

  Nearly 90% of the Fund's issuers have two or more female board members compared to 62.1% of the MSCI All Country World Index's constituent holdings.
  62% of the Fund's constituent holdings have more than 25% board representation by women, compared to 30.7% reported by the index.
May 31, 2017	Semi-Annual Report	3

Morningstar Awards Saturna Sustainable Equity Fund Top Sustainability Rating

The Morningstar Sustainability Rating&trade for funds premiered in March 2016 (see details on page 5), giving investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. These ratings are calculated using fund holdings data underpinned with company-level ESG information from Sustainalytics, a leading provider of ESG research. Investors are cautioned however, that more than 100 vendors offer "sustainable" investments data, and that no accepted global measurement yet exists.

We are pleased to note that Saturna Sustainable Equity Fund ranked in 3rd percentile of 712 funds in the World Stock category, earning the Fund the top "Five Globe" Sustainability Rating.

Going forward, Saturna's values-based approach to investing seeks to provide firsthand insight into the risk mitigation dimensions of sustainable investing. We stand ready to serve you in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Gary Goldfogel,
Independent Board Chairman

Saturna Sustainable Funds Portfolio Management
(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager
(photo omitted)	Nicholas Kaiser MBA, CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	May 31, 2017	Semi-Annual Report

Morningstar Sustainability Ratings™

As of May 31, 2017

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are Saturna Sustainable Equity Fund's fiscal year-end results:

Saturna Sustainable Equity Fund		The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.
SEEFX	Ø Ø Ø Ø Ø
Ranked in 3rd percentile among 712 World Stock Funds
The Saturna Sustainable Bond Fund (SEBFX) was not rated as of May 31, 2017.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2017 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings as of May 31, 2017. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Saturna Sustainable Equity Fund was rated on 93% of Assets Under Management.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with Sustainable principles. This limits opportunities and may affect performance.

The Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund began operations March 27, 2015, and have not yet received Morningstar Star Ratings.

May 31, 2017	Semi-Annual Report	5

Saturna Sustainable Equity Fund: Performance Summary

Average Annual Returns as of May 31, 2017

	1 Year	5 Year	10 Year	Expense Ratio[1]
Sustainable Equity Fund (SEEFX)[2]	13.80%	n/a	n/a	1.65%
S&P Global 1200 Index	17.92%	12.93%	4.55%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015 (the Fund's inception), to an identical amount invested in the Standard & Poor's Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $10,673 versus $11,082 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] The expense ratio shown in this table is as stated in the Fund's prospectus dated March 27, 2017, and incorporates results for the fiscal year ended November 30, 2016 (before fee waivers). The net expense ratio, after fee waivers, shown in the prospectus was 0.99%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2] Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Taiwan Semiconductor ADS	5.4%	Household Products	9.0%	█
Unilever	3.6%	Application Software	6.6%	█
Apple	3.6%	Semiconductor Manufacturing	5.4%	█
3M	3.4%	Apparel, Footwear & Accessory Design	4.3%	█
NXP Semiconductors	3.3%	Automobiles	4.1%	█
Adobe Systems	3.3%	Electrical Components	3.9%	█
Dassault Systemes ADR	3.3%	Communications Equipment	3.6%	█
Murata Manufacturing	3.3%	Containers & Packaging	3.4%	█
Toronto-Dominion Bank	3.1%	Semiconductor Devices	3.3%	█
Home Depot	3.1%	Large Pharma	3.2%	█
		Banks	3.1%	█
		Home Products Stores	3.1%	█
		Medical Equipment	2.9%	█
		Health Care Facilities	2.8%	█
		Internet Media	2.8%	█
		Wealth Management	2.8%	█
		Other Industries < 2.75%	30.3%	█
		Other assets (net of liabilities)	5.4%	█

6	May 31, 2017	Semi-Annual Report

Saturna Sustainable Equity Fund:

Schedule of Investments	As of May 31, 2017
Common Stocks – 94.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Internet Media
Alphabet, Class A2	122	$67,177	$120,425	United States	2.8%

Telecom Carriers
China Mobile	6,000	67,457	66,498	Hong Kong	1.6%

		134,634	186,923		4.4%

Consumer Discretionary

Apparel, Footwear & Accessory Design
Nike, Class B	1,558	90,564	82,558	United States	1.9%
Samsonite International	24,900	84,742	100,452	Hong Kong	2.4%
		175,306	183,010		4.3%

Auto Parts
Valeo	1,400	74,424	97,796	France	2.3%

Automobiles
General Motors	2,000	76,360	67,860	United States	1.6%
Toyota Motor ADR	1,000	107,633	107,540	Japan	2.5%
		183,993	175,400		4.1%

Home Products Stores
Home Depot	850	100,842	130,484	United States	3.1%

Other Commercial Services
Ecolab	723	82,096	96,043	United States	2.2%

Restaurants
Starbucks	1,713	102,502	108,964	United States	2.6%

Specialty Apparel Stores
TJX Companies	1,500	103,931	112,815	United States	2.6%

		823,094	904,512		21.2%

Consumer Staples

Household Products
Church & Dwight	2,400	104,866	123,984	United States	2.9%
Kimberly-Clark de Mexico, Class A	53,000	113,138	104,772	Mexico	2.5%
Unilever	2,700	116,608	153,306	Netherlands	3.6%

		334,612	382,062		9.0%

Energy

Renewable Energy Equipment
Vestas Wind Systems	900	65,551	79,963	Denmark	1.9%

		65,551	79,963		1.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2017	Semi-Annual Report	7

Saturna Sustainable Equity Fund:

Schedule of Investments	As of May 31, 2017
Common Stocks – 94.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Banks
Toronto-Dominion Bank	2,800	$131,011	$133,560	Canada	3.1%

Consumer Finance
Mastercard, Class A	824	74,154	101,253	United States	2.4%

Life Insurance
AIA Group	11,600	67,862	82,078	Hong Kong	1.9%

P&C Insurance
Chubb	700	77,224	100,233	Switzerland	2.3%

Wealth Management
Ashmore Group	26,000	103,054	117,767	United Kingdom	2.8%

		453,305	534,891		12.5%

Health Care

Health Care Facilities
Ramsay Health Care	2,308	103,089	118,430	Australia	2.8%

Large Pharma
Novo Nordisk ADR	1,569	86,408	66,479	Denmark	1.6%
Roche Holding ADR	2,000	67,440	68,760	Switzerland	1.6%
		153,848	135,239		3.2%

Medical Equipment
Koninklijke Philips	3,500	98,560	123,620	Netherlands	2.9%

		355,497	377,289		8.9%

Industrials

Electrical Components
Murata Manufacturing	1,000	133,698	138,633	Japan	3.3%
TE Connectivity	351	22,756	27,676	Switzerland	0.6%
		156,454	166,309		3.9%

Electrical Power Equipment
Siemens ADR	500	66,086	71,515	Germany	1.7%

		222,540	237,824		5.6%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	5,000	98,948	82,600	Canada	1.9%

Containers & Packaging
3M	700	118,457	143,129	United States	3.4%

Specialty Chemicals
Johnson Matthey	2,000	85,287	80,515	United Kingdom	1.9%

		302,692	306,244		7.2%

Continued on next page.

8	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund:

Schedule of Investments	As of May 31, 2017
Common Stocks – 94.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Technology

Application Software
Adobe Systems[2]	1,000	$108,410	$141,860	United States	3.3%
Dassault Systemes ADR	1,500	118,130	138,840	France	3.3%
		226,540	280,700		6.6%

Communications Equipment
Apple	1,000	113,474	152,760	United States	3.6%

Infrastructure Software
Microsoft	1,438	62,724	100,430	United States	2.4%

IT Services
Accenture, Class A	900	89,878	112,023	Ireland	2.6%

Semiconductor Devices
NXP Semiconductors[2]	1,300	127,836	142,870	Netherlands	3.3%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	6,500	158,370	229,840	Taiwan	5.4%

		778,822	1,018,623		23.9%

Total investments		$3,470,747	4,028,331		94.6%
Other assets (net of liabilities)			231,398		5.4%
Total net assets			$4,259,729		100.0%
[1] Country of domicile [2] Non-income producing security ADR: American Depositary Receipt

Countries

Other assets (net of liabilities) 5.4% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	May 31, 2017	Semi-Annual Report	9

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $3,470,747)	$4,028,331
Cash	210,497
Dividends receivable	13,501
Other assets	4,753
Receivable for Fund shares sold	1,714
Reimbursement due from adviser	1,681
Total assets	4,260,477
Liabilities
Accrued retirement plan custodial fees	293
Accrued distribution fees	291
Accrued Chief Compliance Officer expenses	164
Total liabilities	748
Net assets	$4,259,729

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$4,010,868
Undistributed net investment income	11,534
Accumulated net realized loss	(320,284)
Unrealized net appreciation on investments	557,611
Net assets applicable to Fund shares outstanding	$4,259,729

Fund shares outstanding	402,674

Net asset value, offering, and redemption price per share	$10.58

Statement of Operations
Period ended May 31, 2017

Investment income
Dividend income (net of foreign tax of $3,520)	$31,389
Total investment income	31,389
Expenses
Investment adviser fees	12,426
Filing and registration fees	10,649
Distribution fees	4,779
Audit fees	3,188
Printing and postage	2,062
Trustee fees	756
Chief Compliance Officer expenses	576
Retirement plan custodial fees	398
Legal fees	315
Other expenses	235
Custodian fees	198
Total gross expenses	35,582
Less adviser fees waived or reimbursed	(16,353)
Less custodian fee credits	(198)
Net expenses	19,031
Net investment income	$12,358

Net realized gain from investments and foreign currency	$1,439
Net increase in unrealized appreciation on investments and foreign currency	459,413
Net gain on investments	$460,852

Net increase in net assets resulting from operations	$473,210

10	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Period ended May 31, 2017	Year ended November 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$12,358	$21,977
Net realized gain (loss) on investments	1,439	(108,234)
Net increase (decrease) in unrealized appreciation	459,413	(23,667)
Net increase (decrease) in net assets	473,210	(109,924)
Distributions to shareowners from
Net investment income	(19,031)	-
Total distributions	(19,031)	-
Capital share transactions
Proceeds from sales of shares	472,426	539,235
Value of shares issued in reinvestment of dividends	19,031	-
Cost of shares redeemed	(29,170)	(509,213)
Total capital share transactions	462,287	30,022
Total increase (decrease) in net assets	916,466	(79,902)

Net assets
Beginning of period	3,343,263	3,423,165
End of period	4,259,729	3,343,263

Undistributed net investment income	$11,534	$18,207

Shares of the Fund sold and redeemed
Number of shares sold	48,979	57,941
Number of shares issued in reinvestment of dividends	2,029	-
Number of shares redeemed	(2,929)	(55,331)
Net increase in number of shares outstanding	48,079	2,610

Financial Highlights	Period ended	Year ended	Period endedA
Selected data per share of outstanding capital stock throughout the period:	May 31, 2017	November 30, 2016	November 30, 2015
Net asset value at beginning of period	$9.43	$9.73	$10.00
Income from investment operations
Net investment income	0.03	0.06	0.02
Net gains (losses) on securities (both realized and unrealized)	1.17	(0.36)	(0.28)
Total from investment operations	1.20	(0.30)	(0.26)
Less distributions
Dividends (from net investment income)	(0.05)	-	(0.01)
Total distributions	(0.05)	-	(0.01)

Net asset value at end of period	$10.58	$9.43	$9.73

Total return	12.83%B	(3.08)%	(2.60)%B

Ratios / supplemental data
Net assets ($000), end of period	$4,260	$3,343	$3,423
Ratio of expenses to average net assets
Before fee waivers	1.86%C	1.65%	1.23%C
After fee waivers	1.00%C	1.00%	1.00%C
After fee waivers and custodian fee credits	0.99%C	0.99%	0.99%C
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	0.65%C	0.67%	0.29%C
Portfolio turnover rate	2%B	48%	53%B
A Operations commenced on March 27, 2015 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	May 31, 2017	Semi-Annual Report	11

Saturna Sustainable Bond Fund: Performance Summary

Average Annual Returns as of May 31, 2017

	1 Year	5 Year	10 Year	Expense Ratio[1]
Sustainable Bond Fund (SEBFX)[2]	4.13%	n/a	n/a	1.17%
Citi WorldBIG Index	0.70%	0.96%	3.72%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015 (the Fund's inception), to an identical amount invested in the Citi WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $10,400 versus rising to $10,527 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] The expense ratio shown in this table is as stated in the Fund's prospectus dated March 27, 2017, and incorporates results for the fiscal year ended November 30, 2016 (before fee waivers). The net expense ratio, after fee waivers, shown in the prospectus was 0.89%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2] Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Chubb (3.408% due 04/15/2037)	4.8%	Consumer Discretionary	21.6%	█
NextEra Energy Capital (6.65% due 06/15/2067)	4.7%	Financials	20.2%	█
Puget Sound Energy (6.974% due 06/01/2067)	4.5%	Communications	12.7%	█
Bancolombia (5.95% due 06/03/2021)	4.4%	Technology	10.7%	█
Mexico Bonos Desarollo (6.50% due 06/10/2021)	4.2%	Foreign Government Bonds	8.2%	█
New Zealand Government (3.00% due 04/15/2020)	4.0%	Consumer Staples	7.6%	█
Canadian Imperial Bank (3.42% due 01/26/2026)	4.0%	Health Care	5.1%	█
Danone (2.077% due 11/02/2021)	4.0%	Energy	4.7%	█
MSCI (5.75% due 08/15/2025)	3.9%	Industrials	2.5%	█
BRF (3.95% due 05/22/2023)	3.8%	Utilities	1.1%	█
		Asset-Backed Securities	0.8%	█
		United States Treasury Bonds	0.8%	█
		Mortgage-Backed Securities	0.1%	█
		Other assets (net of liabilities)	3.9%	█

12	May 31, 2017	Semi-Annual Report

Saturna Sustainable Bond Fund:

Schedule of Investments	As of May 31, 2017
Asset-Backed Securities – 0.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Asset-Backed Securities

CRART 2014-3 C	3.61% due 06/17/2021	$100,000	$100,694	United States	0.8%

		$100,000	$100,694		0.8%

Corporate Bonds – 86.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Communications

America Movil[2]	6.00% due 06/09/2019	MXN 8,000,000	$410,636	Mexico	3.3%
Puget Sound Energy	6.974% due 06/01/2067	600,000	564,000	United States	4.5%
Telecom Italia	7.175% due 06/18/2019	300,000	329,808	Luxembourg	2.7%
Vodafone Group	4.375% due 03/16/2021	250,000	267,502	United Kingdom	2.2%

			1,571,946		12.7%

Consumer Discretionary

Aramark Services	5.125% due 01/15/2024	400,000	422,000	United States	3.4%
Barry Callebaut[3]	5.50% due 06/15/2023	200,000	216,086	Belgium	1.7%
BMW Finance	2.75% due 04/25/2019	NOK 2,000,000	244,623	Netherlands	2.0%
BMW US Capital	2.75% due 12/02/2019	AUD 200,000	150,322	United States	1.2%
Danone[3]	2.077% due 11/02/2021	500,000	491,567	France	4.0%
Nemak[2]	5.50% due 02/28/2023	450,000	465,188	Mexico	3.7%
Starbucks	2.45% due 06/15/2026	250,000	242,835	United States	2.0%
Toyota Motor Credit	2.75% due 02/05/2028	100,000	98,958	Japan	0.8%
Toyota Motor Credit	3.00% due 03/20/2030	350,000	347,324	Japan	2.8%

			2,678,903		21.6%

Consumer Staples

BRF[2]	3.95% due 05/22/2023	500,000	478,400	Brazil	3.8%
BRF[2]	4.75% due 05/22/2024	100,000	98,375	Brazil	0.8%
Nestle Holdings	2.75% due 04/15/2020	NOK 3,000,000	372,978	Switzerland	3.0%

			949,753		7.6%

Energy

NextEra Energy Capital	6.65% due 06/15/2067	325,000	587,500	United States	4.7%

		325,000	587,500		4.7%

Financials

Bancolombia	5.95% due 06/03/2021	500,000	549,625	Colombia	4.4%
Canadian Imperial Bank	3.42% due 01/26/2026	CAD 650,000	500,479	Canada	4.0%
Chubb	3.408% due 04/15/2037	600,000	597,000	Switzerland	4.8%
MSCI[2]	5.75% due 08/15/2025	450,000	487,575	United States	3.9%
Sun Life Financial	5.59% due 01/30/2023	CAD 350,000	266,159	Canada	2.2%
Westpac Banking	4.625% due 06/01/2018	110,000	112,947	Australia	0.9%

			2,513,785		20.2%

Health Care

Koninklijke Philips	3.75% due 03/15/2022	350,000	370,164	Netherlands	3.0%
Sanofi	4.00% due 03/29/2021	250,000	267,292	France	2.1%

		600,000	637,456		5.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2017	Semi-Annual Report	13

Saturna Sustainable Bond Fund:

Schedule of Investments	As of May 31, 2017

Corporate Bonds – 86.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Industrials

Ingersoll-Rand	2.625% due 05/01/2020	$300,000	$303,479	Luxembourg	2.5%

		300,000	303,479		2.5%

Technology

Apple[2]	2.65% due 06/10/2020	AUD 250,000	187,359	United States	1.5%
Apple	3.60% due 06/10/2026	AUD 300,000	227,502	United States	1.8%
Flextronics International	4.625% due 02/15/2020	423,000	447,651	Singapore	3.6%
Nokia	5.375% due 05/15/2019	350,000	369,250	Finland	3.0%
Seagate HDD Cayman	3.75% due 11/15/2018	100,000	102,625	Cayman Islands	0.8%

			1,334,387		10.7%

Utilities

United Utilities	4.55% due 06/19/2018	59,000	60,476	United Kingdom	0.5%
United Utilities	5.375% due 02/01/2019	75,000	78,445	United Kingdom	0.6%

		$134,000	138,921		1.1%

Total Corporate Bonds			$10,716,130		86.2%

Government Bonds – 9.0%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Bonds

Mexico Bonos Desarollo	6.50% due 06/10/2021	MXN 100,000	$521,442	Mexico	4.2%
New Zealand Government[2]	3.00% due 04/15/2020	NZD 700,000	503,174	New Zealand	4.0%

			1,024,616		8.2%

US Government Bonds

United States Treasury Bond	1.625% due 02/15/2026	100,000.00	95,727	United States	0.8%

		$100,000	95,727		0.8%

Total Government Bonds			$1,120,343		9.0%

Mortgage-Backed Securities – 0.1%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Mortgage-Backed Securities

BOAMS 2004-03 4A1	4.75% due 03/25/2019	$11,414	$11,455	United States	0.1%

		$11,414	11,455		0.1%

Total investments	(Cost = $11,908,341)		11,948,622		96.1%
Other assets (net of liabilities)			489,369		3.9%
Total net assets			$12,437,991		100.0%

[1] Country of domicile

[2] Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2017, the aggregate value of these securities was $2,630,707 representing 21.2% of net assets.

[3] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2017, the net value of these securities was $707,653 representing 5.7% of net assets.

14	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund:

Schedule of Investments	As of May 31, 2017

Countries

Other assets (net of liabilities) 3.9% Weightings shown are a percentage of total net assets.

Bond Quality Diversification
% of Total Net Assets
Rated "Aaa"	4.5%	█
Rated "Aa1"	3.3%	█
Rated "Aa2"	3.0%	█
Rated "Aa3"	3.6%	█
Rated "A1"	5.3%	█
Rated "A2"	2.9%	█
Rated "A3"	7.5%	█
Rated "Baa1"	19.4%	█
Rated "Baa2"	16.1%	█
Rated "Baa3"	4.4%	█
Rated "Ba1"	15.7%	█
Rated "Ba2"	3.9%	█
Rated "Ba3"	3.4%	█
Not Rated	3.1%	█
Other assets (net of liabilities)	3.9%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	May 31, 2017	Semi-Annual Report	15

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $11,908,341)	$11,948,622
Cash	317,628
Interest receivable	174,164
Other assets	7,310
Receivable for Fund shares sold	459
Total assets	12,448,183
Liabilities
Payable for Fund shares redeemed	4,307
Distributions payable	2,997
Accrued advisory fees	1,355
Accrued distribution fees	845
Accrued Chief Compliance Officer fees	557
Accrued retirement plan custodial fees	131
Total liabilities	10,192
Net assets	$12,437,991

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$12,402,298
Undistributed net investment income	229
Accumulated net realized loss	(5,883)
Unrealized net appreciation on investments	41,347
Net assets applicable to Fund shares outstanding	$12,437,991

Fund shares outstanding	1,259,502

Net asset value, offering, and redemption price per share	$9.88

Statement of Operations
Period ended May 31, 2017

Investment income
Interest income	$182,685
Total investment income	182,685
Expenses
Investment adviser fees	27,752
Distribution fees	12,614
Filing and registration fees	10,923
Audit fees	3,323
Printing and postage	2,941
Trustee fees	1,428
Chief Compliance Officer expenses	1,395
Other expenses	730
Custodian fees	550
Legal fees	398
Retirement plan custodial fees	175
Total gross expenses	62,229
Less adviser fees waived	(16,500)
Less custodian fee credits	(550)
Net expenses	45,179
Net investment income	$137,506

Net realized loss from investments and foreign currency	$(5,831)
Net increase in unrealized appreciation on investments and foreign currency	262,874
Net gain on investments	$257,043

Net increase in net assets resulting from operations	$394,549

16	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2017	Year ended November 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$137,506	$188,631
Net realized gain (loss) on investments	(5,831)	9,841
Net increase (decrease) in unrealized appreciation	262,874	(119,271)
Net increase in net assets	394,549	79,201
Distributions to shareowners from
Net investment income	(137,506)	(184,887)
Capital gains distribution	(13,408)	-
Total distributions	(150,914)	(184,887)
Capital share transactions
Proceeds from sales of shares	4,147,595	4,258,711
Value of shares issued in reinvestment of dividends	130,525	116,029
Cost of shares redeemed	(722,953)	(2,515,123)
Total capital share transactions	3,555,167	1,859,617
Total increase in net assets	3,798,802	1,753,931

Net assets
Beginning of period	8,639,189	6,885,258
End of period	12,437,991	8,639,189

Undistributed net investment income	$229	$229

Shares of the Fund sold and redeemed
Number of shares sold	425,233	432,552
Number of shares issued in reinvestment of dividends	13,375	11,853
Number of shares redeemed	(74,306)	(255,297)
Net increase in number of shares outstanding	364,302	189,108

Financial Highlights	Period ended	Year ended	Period endedA
Selected data per share of outstanding capital stock throughout the period:	May 31, 2017	November 30, 2016	November 30, 2015
Net asset value at beginning of period	$9.65	$9.75	$10.00
Income from investment operations
Net investment income	0.13	0.24	0.12
Net gains (losses) on securities (both realized and unrealized)	0.24	(0.10)	(0.25)
Total from investment operations	0.37	0.14	(0.13)
Less distributions
Dividends (from net investment income)	(0.13)	(0.24)	(0.12)
Capital gains distribution	(0.01)	-	-
Total distributions	(0.14)	(0.24)	(0.12)

Net asset value at end of period	$9.88	$9.65	$9.75

Total return	3.93%B	1.37%	(1.29)%B

Ratios / supplemental data
Net assets ($000), end of period	$12,438	$8,639	$6,885
Ratio of expenses to average net assets
Before fee waivers	1.24%C	1.17%	1.02%C
After fee waivers	0.90%C	0.89%	0.90%C
After fee waivers and custodian fee credits	0.89%C	0.89%	0.89%C
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	2.27%C	2.46%	1.92%C
Portfolio turnover rate	3%B	46%	4%B
A Operations commenced on March 27, 2015 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	May 31, 2017	Semi-Annual Report	17

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

ESG principles restrict each Fund's ability to invest in certain stocks, bonds, and market sectors, such as alcohol, tobacco, gaming, guns, and pornography. Securities are evaluated and assigned an ESG rating monthly. Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered "junk bonds."

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

18	May 31, 2017	Semi-Annual Report

Notes To Financial Statements

(continued)

NOTE 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3	Total Significant Unobservable Input
Sustainable Equity Fund
Common Stocks
Communications	$120,425	$66,498	$-	$186,923
Consumer Discretionary	706,264	198,248	-	904,512
Consumer Staples	277,290	104,772	-	382,062
Energy	-	79,963		79,963
Financials	335,046	199,845	-	534,891
Health Care	258,859	118,430	-	377,289
Industrials	99,191	138,633	-	237,824
Materials	225,729	80,515		306,244
Technology	1,018,623	-	-	1,018,623
Total Assets	$3,041,427	$986,904	$-	$4,028,331

Sustainable Bond Fund
Asset-Backed Securities[1]	$-	$100,694	$-	$100,694
Corporate Bonds[1]	-	10,716,130	-	10,716,130
Government Bonds[1]	-	1,120,343	-	1,120,343
Mortgage-Backed Securities[1]	-	11,455	-	11,455
Total	$-	$11,948,622	$-	$11,948,622
[1] See Schedule of Investments for additional details During the period ended May 31, 2017, no fund had transfers among Level 1, Level 2, and Level 3.

May 31, 2017	Semi-Annual Report	19

Notes To Financial Statements

(continued)

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 19 is a summary of the inputs used as of May 31, 2017, in valuing the Funds' investments carried at value.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2016) or expected to be taken in the Funds' 2017 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2016, the reclassification of capital accounts were as follows:

	Equity Fund	Bond Fund
Undistributed net investment loss	$(3,770)	$(3,515)
Accumulated gains	3,770	3,515
Paid-in capital	$-	$-

Distributions to shareowners:
For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Saturna Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

20	May 31, 2017	Semi-Annual Report

Notes To Financial Statements

(continued)

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Recent accounting pronouncements:
In March 2017, the FASB issued ASU No. 2015-08 "Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities." The amendment in ASU No. 2015-08 requires the premium to be amortized to the earliest call date. The amendments in the ASU are effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

Rule changes:
In October 2016, the Securities and Exchange Commission ("SEC") issued its Final Rule on Investment Company Reporting Modernization. The Final Rule introduces two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and other filings. The amendments in Regulation S-X are effective beginning August 1, 2017, while the requirements in relation to forms N-PORT and N-CEN must be complied with by June 1, 2019. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued its Final Rule on Investment Company Liquidity Risk Management Programs. The Final Rule requires funds to establish a liquidity risk management program and provide enhanced disclosures regarding the funds liquidity. The requirements of this rule must be complied with by December 1, 2018. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

NOTE 4 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.99%, and of the Sustainable Bond Fund to 0.89% through March 31, 2018. For the period ended May 31, 2017, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Sustainable Equity	$12,426	$(12,426)	$(3,927)
Sustainable Bond	$27,752	$(16,500)	$-

In accordance with the expense limitation noted above, for the period ended May 31, 2017, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act.

During the period ended May 31, 2017, the Trust paid SBS the following amounts:

12b-1 Fees
Sustainable Equity	$4,779
Sustainable Bond	$12,614

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2017, the Funds incurred the following amounts:

Retirement plan custodial fees
Sustainable Equity	$398
Sustainable Bond	$175

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2017, the Trust paid trustee compensation expenses of $15,000 which is included in the $22,160 of total expenses paid for the independent Trustees. The Funds paid $1,553 of these total expenses.

May 31, 2017	Semi-Annual Report	21

Notes To Financial Statements

(continued)

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2016, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Sustainable Equity	$575
Sustainable Bond	$1,395

On May 31, 2017, the trustees, officers, and their affiliates as a group owned 63.96% and 27.83% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 5 – Distributions to Shareowners

The tax characteristics of distributions paid for the period ended May 31, 2017, and the fiscal year ended November 30, 2016, were as follows:

	Period ended May 31, 2017	Year ended November 30, 2016
Sustainable Equity Fund
Ordinary income	$19,031	$-
Sustainable Bond Fund
Ordinary income	$146,357	$184,887
Long-term capital gain[1]	$4,557	-

1 Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes on May 31, 2017, was as follows:

	Sustainable Equity	Sustainable Bond
Cost of investments	$3,470,747	11,908,341
Gross tax unrealized appreciation	633,034	186,065
Gross tax unrealized depreciation	(75,450)	(145,784)
Net tax unrealized appreciation	$557,584	$40,281

As of November 30, 2016, components of distributable earnings on a tax basis were as follows:

Sustainable Equity
Undistributed ordinary income	$18,207
Tax accumulated earnings	18,207
Accumulated capital losses	(321,723)
Unrealized appreciation	98,317
Other unrealized losses	(119)
Total accumulated losses	$(205,318)

Sustainable Bond
Undistributed ordinary income	$229
Tax accumulated earnings	229
Accumulated capital gains	13,356
Unrealized depreciation	(219,702)
Other unrealized losses	(1,825)
Total accumulated losses	$(207,942)

On November 30, 2016, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Equity Fund
Short-term loss carryforwards	$309,477	Unlimited
Long-term loss carryforwards	$12,246	Unlimited

NOTE 7 – Investments

Investment transactions other than short-term investments for the period ended May 31, 2017, were as follows:

	Purchases	Sales
Sustainable Equity	$783,475	$67,551
Sustainable Bond	$4,168,427	$238,708

NOTE 8 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2017, were as follows:

Custodian Fee Credits
Sustainable Equity	$198
Sustainable Bond	$550

NOTE 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

12b-1 fee eliminated
On June 2, 2017, the Trust filed an update to its Form N-1A eliminating the distribution (12b-1) fees of 0.25% on the Saturna Sustainable Funds.

The adviser has committed through June 2, 2018 to waive fees and/or reimburse expenses to the extent necessary to ensure that net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the net operating expense ratio listed below:

Annual Total Net Operating Expenses
Sustainable Equity	0.75%
Sustainable Bond	0.65%

22	May 31, 2017	Semi-Annual Report

Notes To Financial Statements

(continued)

Results of shareowner meeting
On June 20, 2017, the shareowners of Saturna Investment Trust, which includes the Saturna Sustainable, Sextant, and Idaho Tax-Exempt Funds, convened a shareowner meeting. At the meeting, a proposal to elect Trustees was presented to and approved by the shareowners. The following nominees were presented for election as Trustees:

Nominee	For	Withheld
Marina E. Adshade	10,404,991	260,022
Jane K. Carten	10,289,706	375,308
Gary A. Goldfogel[1]	10,461,843	203,171
Ronald H. Fielding[1]	10,456,743	208,270
James V. McKinney	10,477,513	187,500
Sarah E.D. Rothenbuhler	10,414,317	250,697

1 Trustees standing for re-election

The term of office of each Trustees is for the life of the Trust, or until death, retirement, removal, or until not re-elected by shareowners.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

May 31, 2017	Semi-Annual Report	23

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 to May 31, 2017).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2016]	Ending Account Value [May 31, 2017]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$1,128.30	$5.27	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$5.00	0.99%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$1,039.30	$4.54	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.50	0.89%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of December 1, 2016, through May 31, 2017) multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

24	May 31, 2017	Semi-Annual Report

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May 31, 2017	Semi-Annual Report	25

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26	May 31, 2017	Semi-Annual Report

Availability of Portfolio Information

(1) The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.saturnasustainable.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

May 31, 2017	Semi-Annual Report	27

www.saturnasustainable.com

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Idaho Tax-Exempt Fund

Semi-Annual Report

May 31, 2017

Performance Summary (as of June 30, 2017)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	-1.21%	2.11%	2.15%	3.54%	0.67%¹
S&P Idaho Municipal Bond Index	0.02%	4.03%	3.95%	4.92%	n/a
"Muni Single State Intermediate" Category Average²	-1.15%	2.24%	2.09%	3.44%	0.90%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus or summary prospectus.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated June 2, 2017, and incorporates results for the fiscal period ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar June 30, 2017. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

2	May 31, 2017	Semi-Annual Report

(logo omitted)

Fellow Shareowners:

Idaho fiscal discipline and financial strength suggest the state and almost all of its local issuers will remain in the high investment-grade category for the foreseeable future. In 2017, Conning Municipal Credit Research deemed Idaho the fifth most creditworthy state in the nation.

In 2017, Idaho added to and benefited from the economic vitality of the Pacific Northwest region. Idaho's population growth, rising employment, tax revenues, property values, competitive business environment, and exceptionally conservative fiscal administration all contributed to this success. The recent decline in oil prices was also a net benefit to Idaho businesses and consumers.

Last year, Idaho managed to increase its reserve funds, general fund revenue, year-end general fund balance, and budget surplus. The ratio of unassigned general fund revenue plus reserves now stands at a healthy 24.2% of general fund revenue.

The State has yet to expand its Medicaid coverage under the Affordable Care Act and remains resistant to assuming greater medical spending burdens. The funded ratio of Idaho's Public Employee Retirement System was 91.3% at the end of 2014. This ratio is one of the best in the nation.

Spending on education, welfare, and health care needs of the rising population is already growing faster than tax revenues. This funding deficit is likely to continue for the foreseeable future. As a result, overall general obligation credit quality may have peaked. The low national ranking of Idaho's education and medical care are the state's greatest challenges.

Idaho's balanced tax profile has shown itself to be less sensitive to a major stock market corrections than states that rely more heavily on taxpayer capital gains. Recessions may nonetheless have a meaningful impact on the state's capacity to maintain current spending levels on services, health care, welfare, pensions, and infrastructure.

Idaho continues to offer discriminating investors the opportunity to invest in high quality tax-exempt securities in an exceptionally creditworthy state.

Board Updates

On June 20, 2017, the Saturna Investment Trust, which includes the Saturna Sustainable, Sextant, and Idaho Tax-Exempt Funds, held a shareowner meeting to elect trustees to the board. Founding Trustee and Board Chairman John Love, Trustee and Board President Nick Kaiser, and Trustee Herb Grubel retired from the board. We wholeheartedly thank each of them for their long and dedicated service. Trustees Gary Goldfogel and Ron Fielding continue serving, joined by new Trustees Marina Adshade, Jane Carten, Jim McKinney, and Sarah Rothenbuhler. Please see page 13 for further details about the election results.

After the election, Dr. Goldfogel was elected the Trust's new independent board chairman, and Ms. Carten was elected president.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

Semi-Annual Report	May 31, 2017	3

Performance Summary (unaudited)

Average Annual Returns (as of May 31, 2017)
	1 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	0.42%	2.16%	3.47%	0.67%
S&P Idaho Municipal Bond Index	1.53%	3.99%	4.89%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2007, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $14,068 versus $16,126 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ The expense ratio for the Fund shown in this table is as stated in the Fund's prospectus dated March 27, 2017, and incorporates results for the fiscal year ended November 30, 2016. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification			Top Ten Holdings
% of Total Net Assets			% of Total Net Assets
█	General Obligation	52.9%	Twin Falls Co. ID SCD #414 Kimberly (5.00% due 09/15/2031)	4.6%
█	State Education	15.6%	Boise State University ID Revenue (5.00% due 04/01/2032)	3.7%
█	Real Estate	6.4%	Boise City ID ISD (5.00% due 08/01/2030)	3.4%
█	Financial Services	5.9%	Idaho Housing & Finance Association Revenue (3.00% due 07/01/2036)	2.9%
█	Medical/Hospitals	4.9%	University of Idaho Revenue (5.00% due 04/01/2032)	2.9%
█	Water Supply	4.1%	Idaho State Building Authority Revenue (5.00% due 09/01/2032)	2.6%
█	Transportation	3.0%	Ada & Canyon Cos. ID JSD #3 Kuna (4.00% due 08/15/2022)	2.6%
█	Pollution Control	2.9%	Canyon Co. ID SCD #134 Middleton (4.00% due 09/15/2028)	2.5%
█	Municipal Leases	0.8%	Idaho Bond Bank Authority (4.00% due 09/15/2032)	2.5%
█	Power Generation	0.0%A	Ada & Canyon Cos. ID JSD #2 Meridian (5.00% due 08/15/2032)	2.1%
█	Other assets (net of liabilities)	3.5%

A Amount is less than 0.05%

4	May 31, 2017	Semi-Annual Report

Schedule of Investments As of May 31, 2017
Tax-Exempt Municipal Bonds — 96.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services

Idaho Bond Bank Authority	4.00% due 09/15/2019	$90,000	$93,442	0.5%
Idaho Bond Bank Authority	4.00% due 09/15/2032	405,000	435,059	2.5%
Idaho Housing & Finance Association Revenue	3.00% due 07/01/2036	550,000	519,673	2.9%

		1,045,000	1,048,174	5.9%

General Obligation

Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	380,650	2.1%
Ada & Canyon Cos. ID JSD #3 Kuna	5.00% due 09/15/2019	240,000	247,701	1.4%
Ada & Canyon Cos. ID JSD #3 Kuna	4.00% due 08/15/2022	400,000	454,072	2.6%
Ada & Canyon Cos. ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	116,075	0.7%
Adams & Washington Cos. ID JSD #432	4.00% due 08/15/2019	100,000	100,594	0.6%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	259,712	1.5%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	207,770	1.2%
Blaine Co. ID Series A	4.05% due 08/01/2023	150,000	150,754	0.8%
Boise City ID ISD	5.00% due 08/01/2030	500,000	613,850	3.4%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2029	250,000	294,095	1.7%
Bonneville & Bingham Cos. ID JSD #93	4.00% due 09/15/2030	275,000	305,946	1.7%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2031	200,000	234,612	1.3%
Bonneville Co. ID SCD #91	4.00% due 09/15/2026	50,000	55,461	0.3%
Bonneville Co. ID SCD #91	3.75% due 09/15/2032	285,000	302,505	1.7%
Boundary Co. ID SCD #101	4.00% due 08/15/2021	240,000	241,349	1.4%
Canyon Co. ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	443,656	2.5%
Canyon Co. ID SCD #135 Notus	3.25% due 09/15/2031	290,000	303,288	1.7%
Canyon Co. ID SCD #135 Notus	3.25% due 09/15/2032	170,000	176,890	1.0%
Canyon Co. ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	305,716	1.7%
Cassia, Oneida, & Twin Falls Cos. ID JSD #151	3.375% due 09/15/2034	160,000	162,112	0.9%
Fremont & Madison Cos. ID JSD #215	4.00% due 08/15/2019	200,000	204,436	1.2%
Fremont & Madison Cos. ID JSD #215	4.125% due 08/15/2024	130,000	132,995	0.7%
Jefferson & Madison Cos. ID JSD #251 Rigby	4.25% due 09/01/2024	100,000	102,536	0.6%
Kootenai Co. ID SCD #271 CDA	4.00% due 09/15/2025	165,000	183,899	1.0%
Kootenai Co. ID SCD #273	4.00% due 08/15/2031	265,000	288,537	1.6%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	221,122	1.2%
Latah Co. ID SCD #281 Moscow Series B	4.00% due 08/15/2027	100,000	114,479	0.6%
Latah Co. ID SCD #281 Moscow Series B	4.00% due 08/15/2028	200,000	227,312	1.3%
Latah, Nez Perce, & Clearwater Cos. ID JSD #283	4.50% due 08/15/2027	190,000	193,762	1.1%
Owyhee & Elmore Cos. ID JSD #365	4.00% due 08/15/2027	350,000	356,041	2.0%
Twin Falls & Gooding Cos. ID JSD #412	4.125% due 09/01/2023	100,000	112,008	0.6%
Twin Falls Co. ID SCD #411 Series A	4.25% due 09/15/2031	100,000	110,873	0.6%
Twin Falls Co. ID SCD #411	4.00% due 09/15/2027	170,000	190,713	1.1%
Twin Falls Co. ID SCD #411	4.25% due 09/15/2030	300,000	333,882	1.9%
Twin Falls Co. ID SCD #411	4.75% due 09/15/2039	200,000	223,138	1.3%
Twin Falls Co. ID SCD #414 Kimberly	5.00% due 09/15/2031	670,000	822,224	4.6%
Valley & Adams Cos. ID JSD #421	3.00% due 08/01/2026	220,000	225,716	1.3%

		8,525,000	9,400,481	52.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	5

Schedule of Investments As of May 31, 2017
Tax-Exempt Municipal Bonds — 95.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Medical/Hospitals

Idaho Health Facility Revenue St. Luke's	6.75% due 11/01/2037	$200,000	$214,284	1.2%
Idaho Health Facility Revenue Trinity Health Group	6.00% due 12/01/2023	200,000	214,896	1.2%
Idaho Health Facility Revenue Trinity Health Group	3.25% due 12/01/2028	300,000	309,387	1.8%
Idaho Health Facility Revenue Trinity Health Group	6.25% due 12/01/2033	115,000	123,990	0.7%

		815,000	862,557	4.9%

Municipal Leases

Nez Perce Co. ID COPS	4.50% due 02/01/2021	150,000	150,312	0.8%

		150,000	150,312	0.8%

Pollution Control

Caldwell ID Sewer Revenue	4.50% due 09/01/2019	100,000	107,428	0.6%
Idaho Bond Bank Authority	4.30% due 09/01/2022	135,000	135,258	0.8%
Idaho Bond Bank Authority (Defeasement)	4.125% due 09/15/2023	55,000	55,504	0.3%
Idaho Bond Bank Authority (Undefeased)	4.125% due 09/15/2023	20,000	20,155	0.1%
Moscow ID Sewer Revenue	4.45% due 05/01/2028	200,000	205,028	1.1%

		510,000	523,373	2.9%

Power Generation

Idaho Falls ID Electric Revenue	6.75% due 04/01/2019	5,000	5,082	0.0%A

		5,000	5,082	0%

Real Estate

Boise City Urban Renewal Agency Revenue	5.00% due 12/15/2032	300,000	346,977	2.0%
Idaho State Building Authority Revenue	5.00% due 09/01/2031	200,000	233,162	1.3%
Idaho State Building Authority Revenue	5.00% due 09/01/2032	400,000	465,884	2.6%
Post Falls ID LID SPA	5.00% due 05/01/2021	90,000	90,032	0.5%

		990,000	1,136,055	6.4%

State Education

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	149,625	0.8%
Boise State University ID Revenue	5.00% due 04/01/2032	560,000	665,325	3.7%
Idaho State University Revenue	4.00% due 04/01/2027	170,000	194,852	1.1%
Idaho State University Revenue	4.00% due 04/01/2030	245,000	274,750	1.6%
Idaho State University Revenue	3.00% due 04/01/2031	250,000	250,958	1.4%
Idaho State University Revenue	3.00% due 04/01/2032	160,000	159,616	0.9%
North Idaho College Dormitory Revenue	4.00% due 11/01/2030	285,000	313,141	1.8%
University of Idaho Revenue	5.00% due 04/01/2028	225,000	246,152	1.4%
University of Idaho Revenue	5.00% due 04/01/2032	455,000	516,989	2.9%

		2,475,000	2,771,408	15.6%

Transportation

Boise ID Airport Parking Facility Revenue	3.00% due 09/01/2028	210,000	210,909	1.2%
Idaho Housing & Finance Association Revenue	4.60% due 07/15/2023	250,000	258,815	1.5%
Idaho Housing & Finance Association Revenue	5.00% due 07/15/2027	50,000	53,688	0.3%

		510,000	523,412	3.0%

Water Supply

Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	168,656	0.9%
Idaho Bond Bank Authority	4.00% due 09/15/2024	100,000	100,882	0.6%

Continued on next page.

6	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments As of May 31, 2017
Tax-Exempt Municipal Bonds — 96.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Water Supply (continued)

Pocatello ID Water Revenue	4.50% due 02/01/2024	$100,000	$102,127	0.6%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	357,990	2.0%

		705,000	729,655	4.1%

Total investments	(Cost $16,759,323)	$15,730,000	17,150,509	96.5%
Other assets (net of liabilities)			621,885	3.5%
Total net assets			$17,772,394	100.0%

A Amount is less than 0.05%

Bond Quality Diversification

█	Rated "Aaa"	25.1%
█	Rated "Aa1"	24.5%
█	Rated "Aa2"	3.9%
█	Rated "Aa3"	15.0%
█	Rated "A1"	7.6%
█	Rated "A2"	4.8%
█	Rated "A3"	1.2%
█	Not rated	14.4%
█	Other assets (net of liabilities)	3.5%

Based on total net assets as of May 31, 2017.

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	7

Statement of Assets and Liabilities
As of May 31, 2017

Assets
Investments in securities, at value (Cost $16,759,323)	$17,150,509
Cash	485,544
Interest receivable	166,529
Insurance reserve premium	801
Total assets	17,803,383
Liabilities
Payable for Fund shares redeemed	10,202
Accrued adviser fees	7,467
Accrued audit expenses	6,250
Distributions payable	5,902
Accrued Chief Compliance Officer expenses	1,098
Accrued retirement plan custodial fees	70
Total liabilities	30,989
Net assets	$17,772,394

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$17,437,434
Undistributed tax-exempt income	3,051
Accumulated net realized loss	(59,277)
Unrealized net appreciation on investments	391,186
Net assets applicable to Fund shares outstanding	$17,772,394

Fund shares outstanding	3,274,627

Net asset value, offering and redemption price per share	$5.43

Statement of Operations
Period ended May 31, 2017

Investment income
Interest income	$257,056
Total investment income	257,056
Expenses
Investment adviser fees	42,248
Trustee fees	3,494
Audit fees	3,284
Chief Compliance Officer expenses	3,115
Transfer agent fees	986
Other expenses	954
Filing and registration fees	722
Custodian fees	406
Legal fees	382
Printing and postage	283
Retirement plan custodial fees	21
Total gross expenses	55,895
Less transfer agent fees waived	(986)
Less custodian fee credits	(406)
Net expenses	54,503
Net investment income	$202,553

Net realized loss from investments	$(59,277)
Net increase in unrealized appreciation on investments	490,944
Net gain on investments	$431,667

Net increase in net assets resulting from operations	$634,220

8	May 31, 2017	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Statements of Changes of Net Assets	Period ended May 31, 2017	Year ended November 30, 2016
Increase (decrease) in net assets from operations
From operations
Net investment income	$202,553	$458,468
Net realized gain (loss) on investment	(59,277)	3,909
Net increase (decrease) in unrealized appreciation	490,944	(650,064)
Net increase (decrease) in net assets	634,220	(187,687)
Distributions to shareholders from
Net investment income	(202,553)	(458,714)
Capital gains distributions	-	(4,857)
Total distributions	(202,553)	(463,571)
Capital share transactions
Proceeds from sales of shares	2,375,130	1,730,524
Value of shares issued in reinvestment of dividends	170,020	396,892
Cost of shares redeemed	(3,201,492)	(899,482))
Total capital share transactions	(656,342)	1,227,934
Total increase (decrease) in net assets	(224,675)	576,676

Net assets
Beginning of period	17,997,069	17,420,393
End of period	17,772,394	17,997,069

Undistributed tax-exempt income	$3,051	$3,051

Shares of the Fund sold and redeemed
Number of shares sold	444,384	312,922
Number of shares issued in reinvestment of dividends	31,717	71,952
Number of shares redeemed	(603,215)	(162,472)
Net increase (decrease) in number of shares outstanding	(127,114)	222,402

Financial Highlights	Period ended	Year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2017	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.29	$5.48	$5.51	$5.36	$5.68	$5.51
Income from investment operations
Net investment income	0.06	0.14	0.15	0.16	0.16	0.16
Net gains (losses) on securities (both realized and unrealized)	0.14	(0.19)	(0.03)	0.15	(0.31)	0.18
Total from investment operations	0.20	(0.05)	0.12	0.31	(0.15)	0.34
Less distributions
Dividends (from net investment income)	(0.06)	(0.14)	(0.15)	(0.16)	(0.16)	(0.16)
Distributions (from capital gains)	-	0.00A	0.00A	0.00A	(0.01)	(0.01)
Total distributions	(0.06)	(0.14)	(0.15)	(0.16)	(0.17)	(0.17)

Net asset value at end of period	$5.43	$5.29	$5.48	$5.51	$5.36	$5.68

Total return	3.88%B	(0.95)%	2.21%	5.83%	(2.70)%	6.33%

Ratios / supplemental data
Net assets ($000), end of period	$17,772	$17,997	$17,420	$16,721	$15,492	$16,516
Ratio of expenses to average net assets
Before transfer agent fee waiver and custodian fee credits	0.66%C	0.67%	0.67%	0.65%	0.66%	0.62%
After transfer agent fee waiver	0.65%C	0.66%	0.66%	0.63%	0.64%	n/a
After transfer agent fee waiver and custodian fee credits	0.65%C	0.65%	0.66%	0.63%	0.64%	0.62%
Ratio of net investment income after fee waiver and custodian credits to average net assets	2.39%C	2.54%	2.66%	2.85%	2.88%	2.89%
Portfolio turnover rate	14%B	15%	7%	5%	9%	12%
A Amount is less than $0.01 B Not annualized C Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2017	9

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the "Fund"), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a "Fund", and collectively, the "Funds"). The other eight portfolios are distributed through separate prospectuses and the results of those funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund's portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund's investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation.

Note 2 — Unaudited Information

The information in this interim report has not been subjected to independent audit.

Note 3 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Security valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

10	May 31, 2017	Semi-Annual Report

Notes To Financial Statements

(continued)

The following table is a summary of the inputs used as of May 31, 2017, in valuing the Fund's investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds[1]	$-	$17,150,509	$-	$17,150,509
Total Assets	$-	$17,150,509	$-	$17,150,509

1 See Schedule of Investments for industry breakout.

During the period ended May 31, 2017, the Fund had no transfers among Levels 1, 2, or 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014 – 2016), or expected to be taken in the Fund's 2017 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. There were no reclassifications during this period.

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the state of Idaho.

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Recent accounting pronouncement:

In March 2017, the FASB issued ASU No. 2015-08 "Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities." The amendment in ASU No. 2015-08 requires the premium to be amortized to the earliest call date. The amendments in the ASU are effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

Rule changes:

In October 2016, the Securities and Exchange Commission ("SEC") issued its Final Rule on Investment Company Reporting Modernization. The Final Rule introduces two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and other filings. The amendments in Regulation S-X are effective beginning August 1, 2017, while the requirements in relation to forms N-PORT and N-CEN must be

Semi-Annual Report	May 31, 2017	11

Notes To Financial Statements

(continued)

complied with by June 1, 2019. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued its Final Rule on Investment Company Liquidity Risk Management Programs. The Final Rule requires funds to establish a liquidity risk management program and provide enhanced disclosures regarding the funds liquidity. The requirements of this rule must be complied with by December 1, 2018. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

Note 4 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal period ended May 31, 2017, the Fund incurred advisory fee expenses of $42,248. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal period ended May 31, 2017. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2017 to reduce the Fund's operating expenses. Such fees, had they been charged, would have totaled $986.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal period ended May 31, 2017, the Fund incurred retirement plan custodial fees of $21.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2017, the Trust paid trustee compensation expenses of $15,000 which is included in the $22,160 of total expenses paid for the independent Trustees. The Fund paid $2,378 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the period ended May 31, 2017, the Fund incurred $3,115 in compensation for such services.

On May 31, 2017, the trustees, officers, and their immediate families as a group directly or indirectly owned 12.66% of the outstanding shares of the Fund.

Note 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2017, and the fiscal year ended November 30, 2016, were as follows:

	May 31, 2017	November 30, 2016
Tax-exempt income	$202,553	$458,714
Capital gain[1]	$-	$4,857

1 Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

Note 6 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2017 was as follows:

Cost of investments	$16,759,323
Gross unrealized appreciation	443,917
Gross unrealized depreciation	(52,731)
Net unrealized appreciation	$391,186

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$3,051
Tax accumulated earnings	3,051
Unrealized depreciation	(99,758)
Total accumulated losses	$(96,707)

Note 7 — Investments

During the period ended May 31, 2017, the Fund purchased $2,277,407 of securities and sold/matured $2,733,264 of securities.

Note 8 — Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the period ended May 31, 2017, amounted to $406.

Note 9 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On June 2, 2017, Saturna Investment Trust filed an update to the N-1A.

12	May 31, 2017	Semi-Annual Report

Notes To Financial Statements

(continued)

Results of shareowner meeting
On June 20, 2017, the shareowners of Saturna Investment Trust, which includes the Saturna Sustainable, Sextant, and Idaho Tax-Exempt Funds, convened a shareowner meeting. At the meeting, a proposal to elect Trustees was presented to and approved by the shareowners. The following nominees were presented for election as Trustees:

Nominee	For	Withheld
Marina E. Adshade	10,404,991	260,022
Jane K. Carten	10,289,706	375,308
Gary A. Goldfogel[1]	10,461,843	203,171
Ronald H. Fielding[1]	10,456,743	208,270
James V. McKinney	10,477,513	187,500
Sarah E.D. Rothenbuhler	10,414,317	250,697

1 Trustees standing for re-election

The term of office of each Trustees is for the life of the Trust, or until death, retirement, removal, or until not re-elected by shareowners.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Semi-Annual Report	May 31, 2017	13

Expenses

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016, to May 31, 2017).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the "Hypothetical" line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2016]	Ending Account Value [May 31, 2017]	Expenses Paid During Period[1]
Actual	$1,000.00	$1,038.80	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.25

1 Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.65% (based on the most recent semi-annual period of December 1, 2016 through May 31, 2017) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

14	May 31, 2017	Semi-Annual Report

Availability of Portfolio Information

  The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Fund's Form N-Q is available on the SEC's website at
  www.sec.gov and at www.idahotaxexemptfund.com.
  The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
  The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Semi-Annual Report	November 30, 2016	15

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics

Registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, which is included with this submission as Exhibit (a)(1) and posted on the Funds' Internet websites at www.sextantfunds.com, www.saturnasustainable.com, and www.idahotaxexemptfund.com. Requests may also be made via telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The Schedule of Investments is fully answered in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On May 31, 2017, Mrs. Jane Carten (President) and Mr. Christopher Fankhauser (Treasurer) reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

July 28, 2017
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

July 28, 2017
Date

By:

Christopher Fankhauser, Treasurer
Signature and Title

Chrisopher Fankhauser, Treasurer
Printed name and Title

July 28, 2017
Date